Exhibit 10.1

Conditional Purchase and Sales Agreement

CONDITIONAL PURCHASE AND SALES AGREEMENT

This Conditional Purchase and Sales Agreement (the “Agreement”) is entered into by and between Lexmark Internacional, S.A. de C.V., represented herein by William Steven Davis, in his capacity as Attorney in Fact (hereinafter referred to as “Seller”), and Aligntech de Mexico, S. de R.L. de C.V., represented herein by Roger E. George, in his capacity as Attorney in Fact (hereinafter referred to as “Buyer”), pursuant to the following recitals and clauses.

Recitals

1. Seller hereby states, through its Attorney in Fact, that:

(a)	It is a corporation duly incorporated and existing pursuant to the laws of the United Mexican States, as evidenced in Public Deed number 2067, Volume 87, from the records of Notary Public number 18 in and for Bravos District, Ciudad Juarez, State of Chihuahua, United Mexican States and recorded with the Public Registry of Property and Commerce under Entry number 1144 in Book First, Tenth in Order, in the Commerce Section in the Public Records of Property of Bravos District, State of Chihuahua, United Mexican States (henceforth, the “Public Registry”); a copy of which is attached hereto as Exhibit “A”;

Conditional Purchase and Sales Agreement

It is the owner in absolute fee simple manner of: (A) a certain Tract of Land identified as Tract of Land number 3 in Block A of the Salvarcar Industrial Park of the City of Juarez, State of Chihuahua, United Mexican States with a total surface area of 22,114.5852 square meters (approximately 238,039.18 square feet) (the “Tract of Land No 3”) with the following metes and bounds: From point one to point two, bearing SE 39°37’36” with a distance of ninety-eight meters, two hundred one tenths of a millimeter (98.0201 m); from that point two to point three, a radius of fifty-one meters, fifty centimeters (51.50 m), an angle bearing SE 49°01’29”, curve of sixteen meters, eight thousand eight hundred ninety-two tenths of a millimeter (16.8892 m), the prior two metes bound with Circuito Interior; from that point three to point four, a radius of sixteen meters, eighty-one centimeters (16.81 m), an angle bearing NW 87°38’10”, a curve of sixteen meters, four thousand eighty-five tenths of a millimeter (16.4085 m), and a curved line of seventeen meters, one thousand four hundred sixteen tenths of a millimeter (17.1416 m), bounds with the corner of Circuito Interior and Libramiento Aeropuerto; from that point four to point five, a radius of fifty-one meters, fifty centimeters (51.50 m), an angle bearing NE 53°45’10”, a curve of sixteen meters, eight thousand one hundred ninety-two tenths of a millimeter (16.8192 m) and a curved line of sixteen meters, eight thousand nine hundred forty-nine tenths of a millimeter (16.8949 m); from this point five to point six, bearing NE 47°13’02”, with a distance often meters, one hundred twenty-five tenths of a millimeter (10.0125 m); from this point six to point seven, bearing NE 44°21’17”, with a distance of fifty-two meters, seventy-five tenths of a millimeter (52.0075 m); from this point seven to point eight, a radius of sixty-two meters, fifty centimeters (62.50 m), angle bearing NE 47°12’36”, a curve of six meters, two thousand two hundred sixty-seven tenths of a millimeter (6.2267 m) and a curved line of six meters, two thousand two hundred ninety-three tenths of a millimeter (6.2293 m); from this point eight to point nine, bearing NE 50°03’55”, with a distance of twenty-nine meters, one thousand eight hundred ninety-five tenths of a millimeter (29.1895 m); from this point nine to point ten, a radius of fifty-seven meters, fifty centimeters (57.50 m), an angle bearing NE 47°12’36”, curve of five meters, seven thousand two hundred eighty-six tenths of a millimeters (5.7286 m) and a curved line of five meters, seven thousand three hundred nine tenths of a millimeter (5.7309 m); from this point ten to point eleven, bearing NE 44°21’17”, with a distance of forty-two meters, four hundred twenty-three tenths of a millimeter (42.0423 m), the prior metes bound with Libramiento Aeropuerto; from this point eleven to point twelve, bearing NW 45°38’43”, with a distance of one hundred thirty-three meters, two thousand one hundred nineteen tenths of a millimeter (133.2119 m) bounds with tract of land number one; from this point twelve to the starting point one to close the figure, bearing SW 44°21’17”, with a distance of one hundred sixty-three meters, three thousand one hundred ninety-six tenths of a millimeter (163.3196 m), bounds with tract of land number four; of which a blue print is attached as Exhibit B; and (b) a certain Tract of Land identified as Tract of Land number 4 in Block A of the Salvarcar Industrial Park of Ciudad Juarez, State of Chihuahua, United Mexican States with a total surface area of 19,170.4567 square meters (approximately 206,348.88 square feet) (the “ Tract of Land No 4”) with the following metes and bounds: From point one to point two, bearing SE 39°37’36” with a distance of one hundred twenty-two meters, eight thousand seven hundred seventy-three tenths of a millimeter (122.8773 m), bounds with Circuito Interior; from point two to point three, bearing NE 44°21’17” with a distance of one hundred sixty-three meters, three thousand one hundred ninety-six tenths of a millimeter (163.3196 m), bounds with Tract of Land number 3; from point three to point four, bearing NW 45°38’43” with a distance of one hundred twenty-two meters, twenty centimeters (122.20 m), bounds with tract of land number two; from point four to point one to close the figure, bearing SW 44°21’17” with a distance of one hundred fifty meters, four thousand three hundred fifty-eight tenths of a millimeter (150.4358 m), bounds with tract of land number six; of which a blue print is attached as Exhibit “C”; and (c) an industrial building constructed thereon with a total surface area of approximately 13,599.42 square meters (approximately 146,383 square feet) (the “Building”), more particularly described in Exhibit “D” attached and by this reference made a part hereof located at Blvd. Independencia number 1951, at Parque Industrial Salvarcar, in Ciudad Juarez, State of Chihuahua, United Mexican States. The tracks of Land, the Building and all other appurtenance thereto, together with all and singular rights, title, interests, benefits, privileges, easements, tenements and appurtenances thereunto, belonging or appertaining thereto; and rights, easements and other interests, if any, in and to adjacent streets, alleys and rights-of-way, development rights or other property abutting such real properties, water and sewer taps, riparian, sanitary or storm sewer capacity or reservations and rights under utility agreements with any entities or agencies with respect to the providing of utility services to such real properties, all the buildings and other improvements, if any (including infrastructure and utilities) erected on the Land, including the Building with all rights, title and interest (including warranties, guaranties, bonds) in those fixtures, machinery, equipment, furnitures and cubicles and other Building Inventory referenced in Exhibit H, clean rooms and articles of personal property and permanent improvements in the nature of personal property attached, located in, or appurtenant to the Land and improvements, including, but not limited to, the property described on Exhibit H (collectively, the “Personal Property”). All of the property, rights, and interests described in this paragraph are hereinafter being referred to collectively as the “Property”.

(b)	It acquired the Property through Public Deed number 5,838, dated June 25, 1999, from the records of Notary Public number 18 in and for Ciudad Juarez, State of Chihuahua, United Mexican States, recorded with the Public Registry with respect to Track of Land No. 3 under Entry number 59, Page 61, Book 2722, in the First Section of the Public Registry of Property of Bravos District, in Ciudad Juarez, State of Chihuahua, dated 30 September, 1999, and with respect to Track of Land No. 4 under Entry number 60, Page 62, Book 2722, in the First Section of the Public Registry of Property of Bravos District, in Ciudad Juarez, State of Chihuahua, dated 30 September, 1999.

Conditional Purchase and Sales Agreement

(c)	It has the legal capacity required to execute this Agreement as provided in its by-laws and has obtained the necessary approvals from its appropriate corporate bodies to enter into this Agreement and be bound by the terms and conditions hereof and its Attorney in Fact has full authority and power to execute this Agreement on its behalf which authority has not been limited, suspended nor revoked in any manner whatsoever as evidenced through Public Deed number 45,033, Volume 1841, from the records of Notary Public number 28 in and for Bravos District, Ciudad Juarez, State of Chihuahua, United Mexican States;

(d)	Up to this date the Property is free of liens, encumbrances, encroachments or limitations of domain, expropriation, easements, leases and rights or options of use, occupancy or purchase (collectively, the “Liens”) as indicated in the certificate of lack of liens issued by the Public Registry same which is attached as Exhibits “E” and “F”;

(e)	As of the date hereof, there is no pending or to Seller’s knowledge threatened litigation or condemnation or similar proceeding affecting any part of the Property;

(f)	As of the date hereof, it is not prohibited from consummating the transactions contemplated by this Agreement by any law, regulation, agreement, instrument, restriction, order or judgment;

(g)	As of the date hereof and to Seller’s knowledge, the Property is in compliance with all applicable laws, except for such failures to comply, if any, which have been remedied, and that it has not entered into any commitments or agreements with any governmental authorities or agencies affecting the Property that are not a matter of public record at the Public Registry;

(h)	The Property is suitable to be used for industrial purposes, as evidenced in the Zoning Certificate (Constancia de Zonificación) issued by the Urban Development Office, copy of which is attached as Exhibit “G”; and

(i)	It desires to enter into this Agreement with Buyer to eventually transfer perfect absolute fee simple title of the Property to Buyer (or its designee) on the Closing Date free and clear of all Liens, as defined above, through a public deed (or other applicable document required by law) (the “Deed Transferring Title”), pursuant to the terms contained herein, in order to transfer, subject to the applicable terms of this Agreement and the Deed Transferring Title to the Buyer or its designee, the domain, title and ownership of the Property, and all its associated rights and interests, if any under the terms and conditions provided in Exhibit “I”.

2. Buyer hereby states, through its Attorney in Fact, that:

(a)	It is a corporation duly incorporated and existing pursuant to the laws of the United Mexican States, as evidenced in Public Deed number 7,136, Volume 336, from the records of Notary Public number 14 in and for Ciudad Juarez, State of Chihuahua, United Mexican States dated November 3, 2008 and recorded with the Public Registry under Electronic Entry number 24400*3, on November 19, 2008.

Conditional Purchase and Sales Agreement

(b)	Its Attorney in Fact has full authority and power to execute this Agreement on its behalf, which authority has not been limited, suspended nor revoked in any manner whatsoever as evidenced through Public Deed number 7,136, Volume 336 from the records of Notary Public number 14 in and for Bravos District, Ciudad Juarez, State of Chihuahua, United Mexican States dated November 3, 2008;

(c)	It desires to enter into this Agreement for purposes of acquiring full, perfect and irrevocable ownership title and domain over the Property pursuant to the terms and conditions of this Agreement and of that certain Deed Transferring Title as provided herein and therein; and

(d)	Pursuant to the terms and conditions of this Agreement. It desires to be able to designate any corporation, company or entity to acquire the Property.

3. Both Parties state, through their Attorneys in Fact, that:

(a)	In the execution of this Agreement there has been no known error, bad faith, violence nor duress between them; and

(b)	They mutually acknowledge the authority with which each of their Attorneys in Fact appear to the execution hereof.

Having stated the foregoing, the parties hereto agree on the following:

Clauses

First. Purpose. Seller hereby promises, agrees and accepts to transfer in fee simple title over the Property, subject to the full and complete payment of the Purchase Price (as such term is defined below) and subject to the terms and conditions of this Agreement, to Buyer or its designee on or before the Closing Date, through the execution of the Deed Transferring Title (as such term is defined above) in absolute fee simple title over the Property in the terms of this Agreement. Seller is obligated to sell and Buyer is obligated to purchase the Property provided that the Conditions Precedent herein below set forth have been duly and timely met or waived by Buyer as of Closing Date. All construction warranties are to be transferred to Buyer also at Closing.

Seller and Buyer hereby agree that this Agreement is enforceable to the parties as of the date of signature hereof (henceforth, the “Effective Date”).

The Property is and shall be transferred free of Liens of any nature whatsoever, subject only to real estate taxes not yet due and payable and other matters of record in the Public Records of Property in and for Ciudad Juarez, State of Chihuahua, United Mexican States.

The title transfer over the Property shall comply with any and all formalities provided by applicable law in order to perfect such a transfer in fee simple for all legal purposes whatsoever. Title transfer over the Property shall be performed through the Deed Transferring Title with a Notary Public selected by the Buyer in the terms hereinafter set forth.

Conditional Purchase and Sales Agreement

Notwithstanding anything to the contrary in this Agreement, Buyer may terminate this Agreement for any reason, or no reason, whatsoever by giving written notice of termination to Seller on or before the last day of the Due Diligence Period (as defined below) and obtain the reimbursement of any Security Deposit; provided however that US$25,000 of the Security Deposit shall in such event be paid to Seller as the sole and entire cost to Buyer for such termination. If the Buyer does not give such termination notice to Seller on or before the last day of the Due Diligence Period, this Agreement shall continue in full force and effect, and Buyer shall be deemed to have waived its right to terminate this Agreement pursuant to this paragraph, in which event and considering that Buyer does not proceed with the acquisition of the Property within the agreed period (provided all Conditions Precedent have been met), Seller will have the right to receive the full Security Deposit as the sole contractual penalty.

Second. Conditions Precedent. The parties hereto agree that the obligation of Buyer to purchase the Property is subject to the fulfillment of Seller of the following conditions precedent or specifically defined as “Conditions Precedent” in this Agreement:

(a)	That the Property be free of Liens as of Closing and that Seller delivers to Buyer an updated certificate of lack of liens.

(b)	That the Property is within the zone classified as industrial under the current urban development plan. That Seller secures from the competent authorities and delivers to Buyer an Industrial Zoning Certificate (Constancia de Zonificación) issued by the corresponding Municipal authority.

(c)	That Seller delivers to Buyer copy of the Site Abandonment Inspection Minutes conducted by inspectors of PROFEPA (Procuraduría Federal de Protectión al Ambiente) stating that all environmental issues are complete and correct.

(d)	Delivery by seller of title to the Property on the Closing Date free and clear from (i) any Lien of any nature whatsoever, as provided under Mexican Law; and (ii) any tenancy, possession or occupation.

(e)	Performance by Seller in all material respects of the material obligations and covenants hereby agreed to.

(f)	That Seller hereby also agrees to deliver to Buyer the following documentation:

(i)	The latest Property Tax payment receipt, and Certificates of Non-Indebtedness issued by the local Municipal Cadastral Department; and

(ii)	Last payment receipts, copies of the contracts and the deposits for utility services (i.e. water, sewer, electricity, gas), issued by the corresponding offices;

Conditional Purchase and Sales Agreement

(g)	That the documents and information described under Clause Fourth below are duly delivered by Seller to Buyer.

(h)	That the representations of each of the parties contained herein shall be true and correct as of the date of this Agreement and the Closing Date.

(i)	That there be no actions, suits, arbitrations, claims, attachments, proceedings, assignments for the benefit of creditors, pending against the Property that would materially and adversely affect the operation or value of the Property.

(j)	That the property tax corresponding to the Property be current.

(k)	The Property shall be in the same condition as is in the date of this Agreement subject only to ordinary wear and tear and in good housekeeping condition by the Closing Date and will include the “clean rooms” and the equipment, furniture, fixtures and equipment described in Exhibit “H” existing to date in same and be free of garbage and all of the same will be in good working condition.

(l)	That Buyer obtains access to the Water Tower that feeds water to the fire protection sprinkler system of the Property and secures such service to the Property in terms to be reasonably acceptable to the Buyer for a minimum term of 180 days after the Closing Date and Seller shall assign to Buyer all rights under the agreements providing such service.

If a stated Condition Precedent is not satisfied, Buyer shall have the right to waive that Condition Precedent and proceed to Closing, or to terminate this Agreement in which event the Security Deposit, as defined below shall be reimbursed to Buyer.

Third. Price and form of payment. The price agreed between the parties for the purchase of the Property is US$3,200,000 (Three Million Two Hundred Thousand 00/100 dollars, legal currency of the United State of America) (henceforth, the “Purchase Price”), of which US$640,000 corresponds to the Land and US$2,560,000 corresponds to the Building, therefore; the transfer of the Building shall cause Value Added Tax (VAT) in the amount of US$409,600, approximately.

Seller shall pay the Income Tax derived from the transfer of the Property and Buyer shall pay all other taxes and expenses derived there from, including but not limited to Real Estate Transfer Tax, Value Added Tax, notary fees, appraisal and recording charges, and the escrow fee of the Escrow Agent, as defined below.

At the execution of this Agreement, Buyer shall deposit via wire transfer in an account of First American Fund Control Inc. (“Escrow Agent”) 200 Commerce, Irvine, CA 92602, a security deposit in the amount of US$160,000.00 (One Hundred and Sixty Thousand 00/100 dollars, legal currency of the United States of America) (the “Security Deposit”), which shall be held in escrow pursuant to this Agreement and shall only be disbursed in accordance to this Agreement.

Payment of the Purchase Price shall be made via wire transfer at Closing upon the execution of the Deed Transferring Title and fee simple title over the Property has been duly transferred to Buyer, in which event the Security Deposit shall be paid by Seller as part of the Purchase Price.

Conditional Purchase and Sales Agreement

If the sale of the Property is performed in accordance with the terms and conditions of this Agreement, the Security Deposit shall be applied to the Purchase Price to be paid by Buyer at Closing. Without limiting and notwithstanding any of Buyer’s other rights or remedies under this Agreement, in the event that the Agreement is terminated and the acquisition herein contemplated is not consummated because the Conditions Precedent are not met or otherwise as provided herein, the Security Deposit shall be returned to Buyer as provided by the terms of this Agreement. If all Conditions Precedent are met and Buyer does not proceed with the acquisition of the Property, Seller shall have the right to receive the Security Deposit as Seller’s sole remedy.

Payment of the Purchase Price, including the Security Deposit shall be made by Buyer and Escrow Agent through wire transfer.

Conveyance of title of the Property shall be effective together with all adhesions appurtenant thereto either by law or in fact, with the location, area, metes and bounds provided in Recital 1, paragraph (a) above, which description is considered and deemed as literally inserted in this clause for all legal purposes.

Fourth. Due Diligence Period. Buyer will have a due diligence period (the “Due Diligence Period”), that will allow Buyer to determine the feasibility of Buyer’s purchase of the Property, which shall equal sixty (60) calendar days commencing on the Effective Date, within which all Conditions Precedent shall be duly and timely met, unless otherwise agreed by the parties herein. Buyer will have the right to verify that title, deed of record, survey, environmental conditions, structure and feasibility are in compliance with all applicable laws and regulations and that the Property is otherwise suitable for Buyer’s purchase and use. The following information shall be provided by Seller to Buyer within five (5) business days as of the date hereof, unless otherwise mutually agreed by the parties in writing (which includes e-mail communications) or unless otherwise provided in this Agreement:

(a)	a copy of the 2011 property tax payment receipts regarding the Property;

(b)	a survey of the Property, indicating the area, metes and bounds, and a point of reference to verify the precise dimension of the Property, if available;

(c)	a copy of Seller’s title to the Property;

(d)	a copy of the Abandonment (Abandano de Sitio) Inspection Minutes. Seller shall also provide to Buyer when issued and delivered by the respective authority, the resolution from the Ministry of Environment (Acuerdo de Archivo) regarding the environmental condition of the Property; and

(e)	copies and/or originals of any and all documents, blueprints, authorizations, permits and licenses, including but not limited to all construction, subdivision and environmental permits issued by federal, state or local authorities described on Exhibit “J”, and copies of such further documents and materials as are reasonably requested by Buyer and are in Seller’s possession or reasonably available to Seller.

Conditional Purchase and Sales Agreement

Current insurance policies over the Property will be maintained through the term of this Agreement for not less than USD$3,500,00 (three million five hundred thousand dollars, legal currency of the United States of America) and be provided to Buyer within five business days. All property insurance shall be in “all-risk” form.

If the above mentioned documents and/or information are not duly and timely provided by Seller to Buyer the Due Diligence Period may be extended for each additional day required by Seller, prior written consent given by Buyer, in order to furnish the applicable items referred to in this Clause Fourth, except for those items that, as agreed by the parties, are not material to Buyer’s due diligence or strictly necessary to be reviewed by Buyer before that term.

Buyer shall provide Seller within five (5) days after the expiration of the Due Diligence Period and provided no Termination Notice has been given by Buyer to Seller pursuant to the terms under this Agreement, with a copy of the proposed Deed Transferring Title, which shall incorporate the terms and conditions of this Agreement, among the other provisions normally contained in deed instruments and reasonably satisfactory to Buyer and Seller substantially in the form set forth in Exhibit “I”.

Fifth. Access to the Property. Buyer and Buyer’s employees, agents and contractors shall have the right to enter upon and fully inspect the Property, including but not limited to performing surveys and environmental studies, all of which shall be at Buyer’s sole cost and expense. Seller shall give Buyer access to the Property during normal business hours. All information obtained as a result of such investigations shall be maintained by Buyer on a confidential basis and shall not be disclosed to any third party (other than Buyer’s attorneys, accountants and lender) without the prior written consent of Seller. Tests may include soil borings and concrete samples, to the extent that no damage is caused to the Property. Upon completion of any such inspection or test, Buyer shall use its due and diligent efforts to restore the Property to its condition prior to such inspection or test. Buyer shall indemnify, hold harmless and defend Seller from any physical damage or bodily injury arising out of or resulting from Buyer’s actions under this clause.

In the course of its investigations regarding the Property, Buyer may perform inquiries to third parties including, without limitation, lenders, contractors, and municipal, local, and other government officials and representatives. Buyer shall keep as confidential all information obtained or secured from those third parties.

Sixth. Liens or encumbrances. Seller represents that at the execution hereof, the Property is not subject to any Liens or encumbrances, and that from the date of execution of this Agreement until the date of execution of the Deed Transferring Title (said date included) the Property will not be subject to any Liens or encumbrances, in the terms hereof and of the Deed Transferring Title.

Seventh. Environmental liability. Seller agrees to indemnify, and hold Buyer, its successors, and assignees, harmless against claims, demands, administrative proceedings, fines, losses and damages, paid or incurred by Buyer, its successors or assignees, as a result of claims brought by third parties alleging any violations by Seller or its agents or contractors of Environmental Laws or the presence of any Hazardous Materials originating at the Property or at the adjoining property during the periods of Seller’s ownership thereof (collectively, the “Indemnified Losses”).

Conditional Purchase and Sales Agreement

Seller hereby represents and warrants to Buyer that the Property is and shall be as of the Closing Date free of any type and kind of Hazardous Material as defined below, on, under or above the Property, affecting the surface and subsurface soil and ground-water in violation of Environmental Laws as defined below.

Seller shall be responsible for the remediation of any Hazardous Materials originating at the Property or at the adjoining property during the periods of Seller’s ownership thereof, which may be present prior to the Closing Date in violation of Environmental Laws as defined below.

“Hazardous Materials” for the purposes of this Agreement, shall be defined as any hazardous, toxic, or chemical substance, wastes or other regulated materials by the applicable Environmental Laws (as such concept is defined below) including but not limited to electrical equipment and equipment of any kind containing polychlorated biphenyls (“PCBs”), oils, lubricants and other type of oils or hydrocarbon, asbestos products, underground tanks, chemicals and other substances which are known to be hazardous to person, property or the natural resources as well as any other material or substance which composition or physical or chemical state may be corrosive, reactive, toxic, explosive, flammable or biologically infectious; as well as explosives, guns or any other type of movables and substances regulated by the Ministry of Defense (SEDENA).

“Environmental Laws” for the purpose of this Agreement shall be defined as any law, regulation, rule or order regarding environment, safety and health, which is currently in effect by any governmental authority authorized in Mexico, of either federal, state or local level including but not limited to, the Law of Ecological Equilibrium and Protection of the Environment, General Law for the Prevention and Integral Management Waste its Regulations and any applicable Mexican Official Standards (NOMs).

Eighth. Other negotiations. Upon the execution hereof, Seller represents and warrants that it shall not enter into any leases or any other kind of agreements granting the use or enjoyment to the Property or transferring title to the Property, without Buyer’s prior written consent.   Seller will not actively market or advertise the Property for sale unless and after this Agreement is terminated as contemplated herein. Additionally, Seller shall not, without the prior written approval of Buyer:

(a)	make any alterations or additions to the Property except as required for maintenance and repair, or required by this Agreement;

(b)	change or attempt to change, directly or indirectly, the current industrial zoning of the Property; or

(c)	cancel, amend or modify any license or permit held by Seller with respect to the Property or any part thereof which would be binding upon Buyer after the Closing.

Conditional Purchase and Sales Agreement

(d)	from the date of this agreement through the Closing date, Seller shall maintain the property in its current condition, shall comply with all laws in connection with the Property.

Ninth. Eviction and hidden title defects. Upon execution of the Transferring Title Deed, Seller shall guarantee absolute fee simple title over the Property in the event of eviction pursuant to Article 2003 of the Civil Code for the State of Chihuahua.

The sale of the Property shall be conducted “AS IS,” “WHERE IS,” “WITH ALL FAULTS” and in its current condition. Except for Seller’s warranty of title to the Property and any other express warranty or unless otherwise stated herein, Seller makes no other representations or warranties with respect to, and shall have no liability for: (1) the condition of the Property or any building, structure, or improvements thereon or the suitability, habitability, merchantability or fitness of the Property for Buyer’s intended use or for any use whatsoever; (2) compliance with any building, zoning or fire laws or regulations or with respect to the existence of or compliance with any required permits, if any, of any governmental agency; (3) the availability or adequacy of any water, sewer, or utility rights and (4) the accuracy of any plans and specifications, reports, or other materials provided to Buyer that were not prepared by Seller (provided, however, that Seller has disclosed in writing to Buyer any inaccuracies in such documents and materials that are known to Seller).

Buyer hereby waives any and all claims which Buyer has or may have against Seller with respect to the condition of the Property, except for breach by Seller of the representations, warranties or covenants under this Agreement or the negligence or willful misconduct of Seller or its agents.

Notwithstanding anything to the contrary herein, subsequent to the Closing, (i) the Purchase Price shall be the cap on Seller’s liability for breaching its representations and warranties under this Agreement and the same shall survive the Closing for a period of one (1) year; and (ii) Seller’s liability for breaching its indemnities under this Agreement shall not exceed the Purchase Price, and the same shall survive the Closing for a period of three (3) years.

Tenth. Representations. As a material inducement to Buyer to execute this Agreement and consummate this transaction, Seller, in addition to the recitals of this Agreement and other representations herein set forth, represents to Buyer that:

(a)	Seller has the full right and authority and has obtained any and all consents required to enter into this Agreement. This Agreement has been, and the documents to be executed by Seller pursuant to this Agreement shall be, authorized and properly executed and do and shall constitute the valid and binding obligations of Seller in accordance with their terms;

(b)	There is no agreement to which Seller is a party or, to Seller’s knowledge, binding on Seller, which is in conflict with this Agreement. To the best of Seller’s knowledge, there is no action or proceeding pending against or relating to the Property, which challenges or impairs Seller’s ability to execute or perform its obligations under this Agreement;

Conditional Purchase and Sales Agreement

(c)	To the best of Seller’s knowledge, the Property and the use thereof does not violate any governmental law or regulation;

(d)	Seller has not entered into, and has no knowledge of, any agreement with or application to any governmental authority not mentioned herein with respect to any zoning modification, variance, exception, platting or other matter. Seller nor the Property are in violation or non-compliance with any restriction or covenant affecting the Property;

(e)	no legal proceedings, actions, condemnation, eminent domain or similar proceedings are pending with regard to the Property;

(f)	Seller has not received any notice and has no knowledge of any pending liens, special assessments, condemnations, impositions or increases in assessed valuations to be made against the Property by any governmental authority;

(g)	Any obligation, debt, tax or charge arisen out of the Property before the Closing, even if notified after the Closing, shall be the sole responsibility of Seller;

(h)	There are no contracts or agreements regarding any of the Property other than those that Seller has disclosed to Buyer and that Seller will deliver to Buyer hereunder;

(i)	The Seller has no knowledge of any condition or fact which could have a material adverse effect on the Property or its value and

(j)	To Seller’s best knowledge, there are no material defects in the Property, the roof is in good condition, and the Personal Property and the operating systems serving the Property are in good working order.

As a material inducement to Seller to execute this Agreement and consummate this transaction, Buyer, in addition to the recitals of this Agreement and other representations herein set forth, represents to Seller that Buyer has the full right and authority and has obtained any and all consents required to enter into this Agreement. This Agreement has been, and the documents to be executed by Buyer pursuant to this Agreement shall be, authorized and properly executed and do and shall constitute the valid and binding obligations of Buyer, enforceable against Buyer in accordance with their terms.

All representations of the parties contained in this Agreement shall survive the Closing hereunder and continue in full force and effect through and until the Deed Transferring Title has been duly recorded with the Public Registry. All covenants contained herein shall survive the Closing and continue in full force and effect for 1 (one) year after Closing.

Eleventh. Closing. The Closing shall take place within 15 (fifteen) days after the expiration of the Due Diligence Period (as defined in Clause Second hereof). The parties hereof hereby agree that the Deed Transferring Title shall be executed by both parties on such date (henceforth indistinctively “Closing” or “Closing Date”).

Closing of the transaction as contemplated by this Agreement shall be the execution of the Deed Transferring Title, substantially in the form of Exhibit “I”, and shall take place on or before the Closing Date. Closing may take place at such earlier time after the execution of this Agreement as Buyer may designate, but with no less than five (5) calendar days’ prior written notice to Seller.

Conditional Purchase and Sales Agreement

If Buyer determines prior to the Closing that the Property is subject to any Lien or defect of title (“Defect”), Buyer may give notice of such Defect to Seller, and Seller shall promptly cure such Defect in a manner reasonably acceptable to Buyer and at Seller’s sole cost prior to the Closing Date.   If Seller fails so to cure such Defect, Buyer shall have the right either (i) to terminate this Agreement, in which event the Security Deposit shall immediately be refunded to Buyer, and Buyer shall have all other rights available to Buyer upon a default by Seller, or (ii) to proceed to Closing, in which event Seller shall indemnify Buyer against all losses, costs, claims, liabilities and damages arising from such Defect (including, but not limited to, all reasonable costs incurred by Buyer to cure such Defect).

In the event that there are no Defects found on the Property or the remediation thereof is waived by Buyer, the parties shall execute the Deed Transferring Title no later than on the Closing Date.   Seller acknowledges that Buyer may elect to obtain a title insurance policy on the Property and Seller shall cooperate reasonably with Buyer and Buyer’s title company to facilitate the issuance of such policy, including Seller’s execution of a customary form of seller’s affidavit.

The parties agree to execute the Deed Transferring Title and perform all acts necessary to complete the transaction agreed upon herein, no later than the Closing Date.

The Closing Date shall be mandatory for the parties hereunder, and may only be extended by the parties through a written agreement therefore.

Seller hereby agrees that, if in the absence of Buyer’s express written consent therefor, Seller fails to execute the Deed Transferring Title and/or meet its other obligations hereunder in accordance with the terms set forth herein, Buyer shall then be entitled to (i) at its sole discretion, extend the Closing Date; or (ii) rescind this Agreement or demand specific performance of the Seller’s obligations hereunder; and (iii) assert any other right to which the Buyer may be entitled to under this Agreement or the laws applicable hereto.   Seller shall indemnify, defend and hold harmless Buyer and Buyer’s affiliates, designees, agents and representatives from and against any and all loss, damage, claim, cost and expense and any other liability whatsoever incurred by Buyer by reason of any breach or default under this Agreement by Seller. If, in the absence of Seller’s express written consent therefor, Buyer fails to execute the Deed Transferring Title in accordance with the terms set forth herein Seller shall be entitled to receive the Security Deposit as Seller’s sole remedy for Buyer’s breach or default under this Agreement.

Closing shall take place on the Closing Date on the location mutually agreeable to both Buyer and Seller.

Upon execution of Deed Transferring Title by Seller, Buyer shall pay Seller the remaining Purchase Price of the Property subject to the terms and conditions set forth in this Agreement, through wire transfer.   After said payment, Buyer will sign the Deed Transferring Title.

Conditional Purchase and Sales Agreement

Upon Closing, Seller shall deliver legal and physical possession of the Property to Buyer. The Notary Public fees for the preparation of the Deed Transferring Title Public Instrument at Closing, fees for the recording of such instrument with the Public Registry of Property and Commerce in Ciudad Juarez, State of Chihuahua, as well as the fees for the preparation of the commercial appraisal required for the Closing, will be paid by Buyer. At this juncture Seller shall also deliver to the Buyer the Bill of Sale of the Personnel Property that is described in Exhibit “H”.

Twelfth. Commissions and Fees. Notwithstanding any other agreement between the parties provided under this instrument, each party will be responsible for its own expenses, and those of its agents, auditors, attorneys and consultants incurred in connection with this Agreement, except for brokerage fees which the parties hereby agree that same shall be paid by Seller. Seller will pay 3% of the purchase price to Viva Real Estate Group, LLC in El Paso, Texas who is the broker designated in writing by the Buyer as their broker and 3% to Best/White de Mexico, S. de R.L. de C.V. Both Parties agree to indemnify and hold each other harmless from and against any claims by any broker, agent or other person claiming a commission or other form of compensation by virtue of this transaction. Buyer and Seller acknowledge and agree that there is no other broker, finder or intermediary with whom they have dealt in connection with this transaction.

Thirteenth. Notices. All notices required or permitted hereunder shall be in writing and shall be served on the parties at the addresses set forth herein below. Any such notices shall be either (a) sent by overnight delivery using a internationally recognized overnight courier, in which case notice shall be deemed delivered one business day after deposit with such courier, or (b) sent by telefax, in which case notice shall be deemed delivered upon confirmation of its transmission is received, or (c) sent by personal delivery, in which case notice shall be deemed delivered upon receipt. A party’s address may be changed by written notice to the other party; provided, however, that no notice of a change of address shall be effective until actual receipt of such notice.

Seller:	Lexmark Internacional, S.A. de C.V.
740 West New Circle Road Lexington, KY 40550 United States of America

Tel.: (859) 232-4411 Attention: William S. Davis

With copy to (without constituting notification to Seller):

LexCorp Juarez, S.C.
Paseo San Jerónimo # 1665-2
Esq. Pedro Rosales De Leon
Fracc. San Jerónimo Ciudad Juárez, Chihuahua, 32500 Tel 52(656) 227-0300 fax 52(656) 618-3001 Attention: Julio Humberto Gayou Madrigal

Conditional Purchase and Sales Agreement

Buyer:	Aligntech de Mexico, S. de R.L. de C.V.
C/o Align Technology, Inc. 2560 Orchard Parkway San Jose, CA 95050 Attention: Roger E. George, Esq.

With copy to (without constituting notification to Buyer):

Bryan, González Vargas & González Baz, S.C.
Ejercito Nacional 6515
Col. El Marques
32607 Ciudad Juárez, Chihuahua
United Mexican States
Attention: Mr. Aureliano Gonzalez-Baz

Fourteenth. Miscellaneous. Buyer may assign this Agreement to any of its subsidiaries, affiliates, holdings or any other company that is a part of its corporate group, with prior written notice to Seller.

The Clauses and paragraph headings of this Agreement are for convenience only and in no way limit or enlarge the scope or meaning, construction or interpretation of the language hereof.

If any portion of this Agreement is held invalid or inoperative by a competent court, then so far as is reasonable and possible the remainder of this Agreement shall be deemed valid and operative, and effect shall be given to the intent manifested by the portion held invalid or inoperative. The failure by either party to enforce against the other any term or provision of this Agreement shall be deemed not to be a waiver of such party’s right to enforce against the other party the same or any other such term or provision.

This Agreement embodies the entire agreement between the parties concerning the subject matter hereof and supersedes all prior agreements and understandings relating to the Property. This Agreement may be amended or supplemented only by an instrument in writing executed by both parties. Time is of the essence. The Seller shall not solicit, entertain nor grant any offer on the Property during the term of this Agreement.

The parties shall make no public announcement or disclosure of this Agreement or any terms herein, However, both parties may comply with any disclosure requirements pursuant to United States Federal and/or State Securities laws to which they and/or their parent companies are committed to comply with.

Should either party employ attorneys to enforce any of the provisions hereof, the party losing in any final judgment agrees to pay the prevailing party all reasonable costs, charges and expenses, including reasonable attorneys’ fees, expended or incurred in connection therewith.

Unless otherwise specified, in computing any period of time described herein, the day of the act or event on which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is a Saturday, Sunday or legal holiday under Mexican labor law, in which event the period shall run until the end of the next day which is neither a Saturday, Sunday, or legal holiday. The last day of any period of time described herein shall be deemed to end at 6 p.m. Mountain Standard Time.

Conditional Purchase and Sales Agreement

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one and the same Agreement.

The parties hereto agree that this Agreement and all of its terms and conditions shall be binding and enforceable against their respective successors or assigns.

The documents attached to this Agreement form an integral part hereof and are executed by the parties as evidence of same.

In the event any controversy arises derived from this Agreement, the parties expressly submit themselves to the laws applicable in the United Mexican States, specifically to the laws of the State of Chihuahua. Likewise, they submit themselves to the jurisdiction of the competent courts of Ciudad Juarez, State of Chihuahua, expressly waiving any other venue that they have or may have by virtue of the present or future domiciles or by any other reason whatsoever.

This Agreement is executed in English and Spanish versions, both of which are one and the same Agreement, nevertheless, the parties agree that in the event of discrepancy between the English and Spanish version: (i) for all purposes other than the use hereof in a Mexican Court, the English version shall prevail; and (ii) for the use hereof in a Mexican Court, the Spanish version shall prevail; however, if there is any dispute regarding the meaning of any provision of this Agreement, then the English version of such provision shall govern.

Having read the foregoing Agreement, the parties hereto signed same in the city of El Paso, State of Texas, this 4th day of August, 2011 before the attesting witnesses.

Seller	Buyer
Lexmark Internacional, S.A. de C.V.	Aligntech de Mexico, S. de R.L. de C.V.

/s/ William Steven Davis	/s/ Roger E. George
By: William Steven Davis Title: Attorney-in-fact	By: Roger E. George Title: Attorney-in-fact

Witness	Witness

/s/ Ricardo Perez Terrazas	/s/ Aureliano Gonzalez Baz
Name: Ricardo Perez Terrazas	Name: Aureliano Gonzalez Baz

Conditional Purchase and Sales Agreement

LIST OF EXHIBITS

Exhibit “A” Incorporation of Lexmark

Exhibit “B” Blueprint of Tract of Land No. 3

Exhibit “C” Blueprint of Tract of Land No. 4

Exhibits “D” Blueprint of Building

Exhibit “E” Certificate of Lack of Liens of Tract of Land No. 3

Exhibit “F” Certificate of Lack of Liens of Tract of Land No, 4

Exhibit “G” Zoning Certificate

Exhibit “H” Building Inventory

Exhibit “I” Deed Transferring Title

Exhibit “J” Seller’s Due Diligence Documentation

Exhibit A

Anexo "1"
27 fojas

Lic. Jorge Antonio Alvarez Compean
Notario Público Número Dieciocho
y del Patrimonio Inmueble Federal
Distrito Judicial Bravos
Cd. Juárez, Chihuahua

LIC. FRANCISCO BURCIAGA MOLINAR NOTARIO PUBLICO No. TREINTA Cd. Juárez, Chih. DISTRITO BRAVOS

L-10-

COTEJADO F.B.M.

COTEJADO

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- - - - - - - - - - - - -VOLUMEN OCHENTA Y SIETE- - - - - - - - - - - -

NUMERO DOS MIL SESENTA Y SIETE.- En Ciudad Juárez, Distrito Judicial Bravos, Estado de Chihuahua, a los veinticuatro días del mes de enero de mil novecientos noventa y seis, ante mí, el Licenciado JORGE ANTONIO ALVAREZ COMPEAN, Notario Público Número Dieciocho en actual ejercicio para este Distrito, comparecieron como Delegados Especiales de la Asamblea Constituyente, el señor Licenciado ALEJANDRO GARZA MINJARES, en su carácter de Apoderado de la sociedad extranjera denominada "LEXINGTON TOOLING CORPORATION"; y el señor Licenciado JULIO HUMBERTO GAYOU MADRIGAL, en su carácter de Apoderado de la sociedad extranjera denominada "LEXMARK MEXICO HOLDING COMPANY", INC.; y me manifestaron que desean hacer constar la PROTOCOLIZACION DEL PERMISO DE LA SECRETARIA DE RELACIONES EXTERIORES, DE LOS ESTATUTOS SOCIALES Y LA EJECUCION DE LOS ACUERDOS TOMADOS EN LA ASAMBLEA CONSTITUYENTE, que se refieren a la sociedad mercantil denominada "LEXMARK INTERNACIONAL", SOCIEDAD DE ANONIMA DE CAPITAL VARIABLE, la cual se lleva a cabo al tenor de las siguientes:- -

- - - - - - - - - -D E C L A R A C I O N E S :- - - - - - - - - -

PRIMERA.- Los comparecientes manifiestan que se solicitaron y obtuvieron el permiso número 43000055 (cuatro, tres, cero, cero, cero, cero, cinco, cinco), expediente número 9643000047 (nueve, seis, cuatro, tres, cero, cero, cero, cero, cuatro, siete), folio 77 (siete, siete), por parte de la Secretaría de Relaciones Exteriores para la constitución de una Sociedad, documento que me exhiben y que en unión del comprobante de pago de los derechos que causa su expedición, agrego al Apéndice de este Tomo del Protocolo a mi cargo bajo el número de la presente escritura, marcado con el número UNO.- - - - - -

SEGUNDA.- Los comparecientes me manifiestan que en ejercicio del permiso otorgado y por voluntad de sus poderdantes han aprobado los Estatutos que habrán de regir a la persona moral que constituye, denominada "LEXMARK INTERNACIONAL", SOCIEDAD ANONIMA DE CAPITAL VARIABLE y han tomado los acuerdos correspondientes, documento que debidamente firmado por éstos, agrego al Apéndice de este Tomo del Protocolo a mi cargo bajo el número de la presente escritura, marcado con el número DOS.- - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

- - - - - - - - - - - - C L A U S U L A S :- - - - - - - - - -

PRIMERA.- Queda protocolizado para todos los efectos legales correspondientes, el permiso expedido por la Secretaría de Relaciones Exteriores a través del cual se autoriza la constitución de una persona moral bajo la denominación de "LEXMARK INTERNACIONAL", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, así como sus Estatutos y los acuerdos tomados en la Asamblea Constituyente, para lo cual quedan agregados dichos documentos al Protocolo a mi cargo, para su debida validez.- -

SEGUNDA.- La sociedad que en este acto se constituye, quedó integrada, como socios fundadores por las sociedades extranjeras denominadas "LEXINGTON TOOLING CORPORATION" y "LEXMARK MEXICO HOLDING COMPANY", INC.- - - - - - - - - - - -

TERCERA.- El señor Licenciado ALEJANDRO GARZA MINJARES, en su carácter de Apoderado de la sociedad extranjera denominada "LEXINGTON TOOLING CORPORATION" y el señor Licenciado JULIO HUMBERTO GAYOU MADRIGAL, en su carácter de Apoderado de la sociedad extranjera denominada "LEXMARK MEXICO HOLDING COMPANY", INC., ratifican el texto de los Estatutos y los acuerdos tomados en la Asamblea Constituyente.- - - - - - -

CUARTA.- Los señores Licenciados ALEJANDRO GARZA MINJARES y JULIO HUMBERTO GAYOU MADRIGAL, Delegados de la Asamblea Constituyente, en ejecución de los acuerdos Transitorios tomados en la fundación de la sociedad, otorgan los poderes y nombramientos en favor de las siguientes personas:- - - - - -

a).- Del señor MICHAEL KANE, quién para el ejercicio de su

Lic. Jorge Antonio Alvarez Compeán
Notario Público Número Dieciocho
y del Patrimonio Inmueble Federal
Distrito Judicial Bravos
Cd. Juárez, Chihuahua

COTEJADO F.B.M.

cargo como Administrador Unico de la sociedad, gozará de las facultades que le concede el Artículo Décimo-Quinto de los Estatutos Sociales.- - - - - - - - - - - - - - - - - - - - - -

b).- Al señor THOMAS C. SCHMIDT, quién para el ejercicio de su cargo como Gerente General de la sociedad gozará de un Poder General para Pleitos y Cobranzas y Actos de Administración, con las facultades que se mencionan en el númeral dos, del transitorio segundo de los Estatutos Sociales.- - - - - - - - - - - - - - - - - - - - - - - -

c).- En favor de los señores Licenciados JULIO HUMBERTO GAYOU MADRIGAL, ARMANDO GERARDO GUTIERREZ CRUZ, SERGIO BENJAMIN BUSTAMANTE ACUÑA, JOSE IGNACIO SALVATORI RUIZ DE AGUIRRE, ALEJANDRO GARZA MINJARES, y MARTIN ARMANDO ARANDA GRIJALVA, concediéndoles un Poder General para Pleitos y Cobranzas, y quienes podrán actuar conjunta o separadamente, con las facultades que se mencionan en el númeral tres, del transitorio segundo de los Estatutos Sociales.- - - - - - - - -

d).- Se designa comisario de la sociedad al señor HECTOR RABAGO SALDIVAR.- - - - - - - - - - - - - - - - - - - - - - - -

QUINTA.- El señor Licenciado ALEJANDRO GARZA MINJARES, en su carácter de Apoderado de la sociedad extranjera denominada "LEXINGTON TOOLING CORPORATION" y el señor Licenciado JULIO HUMBERTO GAYOU MADRIGAL, en su carácter de Apoderado de la sociedad extranjera denominada "LEXMARK MEXICO HOLDING COMPANY", INC., agregan que sus poderdantes como socios fundadores y en cumplimiento al permiso otorgado, convienen expresamente que "La sociedad es de nacionalidad mexicana, conviniéndose expresamente en que todos los socios extranjeros actuales o futuros, de esta sociedad quedan obligados formalmente con la Secretaría de Relaciones Exteriores a considerarse como nacionales respecto a las partes sociales que adquieran o de que sean titulares en esta sociedad, así como de los bienes, derechos, concesiones, participaciones o intereses de que ella sea titular, o bien de

Lic. Jorge Antonio Alvarez Compean
Notario Público Número Dieciocho
y del Patrimonio Inmueble Federal
Distrito Judicial Bravos
Cd. Juárez, Chihuahua
- 3 -

y para que fije las atribuciones y obligaciones de las personas antes mencionadas; conforme a instrucciones del Mandante; e).- En general, haga todo cuanto sea necesario a fin de constituir legalmente la sociedad a que este poder se refiere, según instrucciones del Mandante.- El presente poder se otorga de conformidad con lo establecido por el Protocolo sobre Uniformidad del Régimen Legal de los poderes, aprobado según la Resolución XLVIII de la Séptima Conferencia Internacional Americana de la Unión Panamericana, abierto a la firma en la sede de la Organización de los Estados Americanos, en Washington, D.C. Estados Unidos de América y aprobado por el Senado de los Estados Unidos Mexicanos el 20 de diciembre de 1951, según el decreto publicado en el diario oficial de la Federación el 2 de febrero de 1952; ratificado por el Ejecutivo Federal de los Estados Unidos Mexicanos el 12 de junio de 1953; habiéndose depositado el instrumento de ratificación ante la Secretaría General de la Organización de los Estados Americanos, el 24 de junio de 1953; promulgado por el Presidente de los Estados Unidos Mexicanos el 19 de octubre de 1953 y publicado en el Diario Oficial de la Federación el 3 de diciembre de 1953; y de conformidad con el Artículo 2554 (dos mil quinientos cincuenta y cuatro) del Código Civil para el Distrito Federal de los Estados Unidos Mexicanos y el Artículo 2453 (dos mil cuatrocientos cincuenta y tres) del Código Civil para el Estado de Chihuahua de los Estados Unidos Mexicanos, y Artículos correlativos de los ordenamientos legales que regulan esta materia de las entidades federativas de los Estados Unidos Mexicanos".- Dicho documento presenta la Apostilla de la Asistente del Secretario del Estado de Connecticut, Estados Unidos de América, con fecha veintidos de enero de mil novecientos noventa y seis, y lo agrego al Apéndice de este tomo del protocolo a mi cargo bajo el número TRES.- - - - - - - - - - - - - - - - - - - - - - - - - -

COTEJADO F.B.M.

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señora María Cristina Gómez Landeros de Gayou, el día diecinueve de Enero de mil novecientos ochenta y cinco, en Jalapa, Veracruz, bajo el Régimen de Sociedad Conyugal, Abogado, con Registro Federal de Contribuyentes número GAMH-610902, con domicilio en Avenida Rafael Pérez Serna número seis mil setecientos cincuenta y cinco de esta ciudad. - -

c).- Que lo inserto y relacionado en esta escritura concuerda fiel y correctamente con sus originales que tuve a la vista a los cuales me remito.- - - - - - - - - - - - - - - - - - - -

d).- Que advertí a los comparecientes en los términos del artículo ciento veintisiete del Reglamento de la Ley General de Población, sobre la obligación que tienen los administradores extranjeros de obtener la autorización para el desempeño de esta actividad por parte de la Secretaría de Gobernación.- - - - - - - - - - - - - - - - - - - - - - - - -

e).- Que advertí a los compareciente sobre el plazo que tiene para inscribir esta persona moral ante el Registro Nacional de Inversión Extranjera, y que habrá de acreditarme lo anterior o comprobar su trámite, pués en caso contrario habré de hacerlo saber a dicha dependencia para que de ser procedentes imponga las sanciones que contempla la Ley de Inversión Extranjera.- -

f).- Que por mandato de Ley, hago constar en el presente instrumento el tenor de los artículos dos mil cuatrocientos cincuenta y tres del Código Civil del Estado de Chihuahua, y dos mil quinientos cincuenta y cuatro del Código Civil para el Distrito Federal y para toda la República en materia federal, de idéntica redacción, que a la letra dicen: "En todos los poderes generales para pleitos y cobranzas, bastará que se diga que se otorga con todas las facultades generales y las especiales que requieran cláusula especial conforme a la Ley, para que se entiendan conferidos sin limitación alguna. En los poderes generales para administrar bienes, bastará expresar que se dán con ese carácter para que el apoderado

Lic. Jorge Antonio Alvarez Compeán
Notario Público Número Dieciocho
y del Patrimonio Inmueble Federal
Distrito Judicial Bravos
Cd. Juárez, Chihuahua

- 6 -

Alvarez Compeán
Número Dieciocho
icial Bravos
Juárez, Chih.
ESC. 2067

SECRETARÍA DE RELACIONES EXTERIORES
MÉXICO

VOL. 07 UNO

PERMISO 43000055
EXPEDIENTE 9643000047
FOLIO 77

En atención a la solicitud presentada por el C. LIC. ALEJANDRO GARZA MINJARES esta Secretaría concede el permiso para constituir una S.A. DE C.V.

bajo la denominación LEXMARK INTERNACIONAL, S.A. DE C.V.

Este permiso, quedará condicionado a que en la Escritura Constitutiva se inserte la cláusula de exclusión de extranjeros prevista en el Artículo 30 o el convenio que señala el Artículo 31, ambos del Reglamento de la Ley para Promover la Inversión Mexicana y Regular la Inversión Extranjera.

El Notario o Corredor Público ante quien se haga uso de este permiso, deberá dar aviso a la Secretaría de Relaciones Exteriores dentro de los 90 días hábiles a partir de la fecha de autorización de la Escritura Pública correspondiente.

Lo anterior se comunica con fundamento en los artículos 27, Fracción I, de la Constitución Política de los Estados Unidos Mexicanos, 15 de la Ley de Inversión Extranjera y en los términos del Artículo 28 fracción V de la Ley Orgánica de la Administración Pública Federal.

Este permiso dejará de surtir efectos si no se hace uso del mismo dentro de los 90 días hábiles siguientes a la fecha de su expedición y se otorga sin perjuicio de lo dispuesto por el artículo 91 de la Ley de la Propiedad Industrial.

CD. JUAREZ, CHIH., a 17 de ENERO de 1996.

SUFRAGIO EFECTIVO. NO REELECCIÓN

DELEGADA ARACELI MERCADO MORALES

(Sello: Secretaría de Relaciones Exteriores, Delegación Cd. Juárez, Chih.)

(Sello: Lic. Francisco Burciaga Molinar, Notario Público No. Treinta, Cd. Juárez, Chih., Distrito Bravos)

COTEJADO F.B.M.

COTEJADO COTEJADO COTEJADO

PA-1

1265

HACIENDA SHCP

## DECLARACIONES DE PAGO DE DERECHOS POR CERTIFICACIONES REPOSICIONES, ETC.

FOLIO

DELEGACION CIUDAD JUAREZ

DIC 17 1996

I. OFICINA AUTORIZADA

LOCALIDAD | MUNICIPIO | ENTIDAD FEDERATIVA

II. DATOS DE IDENTIFICACION DEL CONTRIBUYENTE

NOMBRE, DENOMINACION O RAZON SOCIAL

III. DEPENDENCIA

SECRETARIA DE RELACIONES EXTERIORES

| IV. DESCRIPCION DEL CONCEPTO | IMPORTE |
|---|---|
| SERVICIOS CONSULARES | |
| PASAPORTE ORDINARIO | |
| PASAPORTE BECARIO/TRABAJADOR | |
| PASAPORTE OFICIAL | |
| REFRENDO PASAPORTE OFICIAL | |
| DOCUMENTO DE IDENTIDAD Y VIAJE | |
| LEGALIZACIONES | |
| VISAS | |
| OTROS | |
| PERMISO CONFORME A LAS FRACCIONES I Y IV DEL ARTICULO 27 CONSTITUCIONAL | 260 |
| CARTA DE NATURALIZACION | |
| ORDINARIA | |
| PRIVILEGIADA | |
| OTROS | |
| IMPORTE A PAGAR | 260 |

Nº 597660

[redacted]

SECRETARIA DE RELACIONES EXTERIORES

[redacted]

MONTARIA DE RELACIONES EXTERIORES
PASAPORTE Y DOCUMENTOS DE IDENTIDAD Y VIAJE
SERVICIOS CONSULARES
PERMISOS CONFORME A LAS FRACCIONES I Y IV DEL ARTICULO 27 CONSTITUCIONAL
CARTAS DE NATURALIZACION

INSTRUCCIONES IMPORTANTES

ESTA DECLARACION DEBERA SER DEBIDAMENTE REQUISITADA EN CUATRO EJEMPLARES A MAQUINA O CON LETRA DE MOLDE
ORIGINAL: AUTORIDAD PRESTADORA DEL SERVICIO
DUPLICADO: CONTRIBUYENTE
TRIPLICADO: CUENTA COMPROBADA S.H.C.P.
CUADRUPLICADO: OFICINA AUTORIZADA

LIC. JORGE A. ... NOTARIO ... CD. JUAREZ

Lic. Jorge An... Notario Públi... Distrito ... Ciudad

LIC. FRANCISCO ... NOTARIO PUB...

Lic. Jorge Antonio Alvarez Compean
Notario Público Número Dieciocho
y del Patrimonio Inmueble Federal
Judicial Bravos
Cd. Juárez, Chihuahua
- 7 -

ESC. 2067 07 DOS

---------------------------ESTATUTOS---------------------------

---------------------------CAPITULO PRIMERO---------------------------

DENOMINACIÓN, OBJETO, DOMICILIO, DURACIÓN Y NACIONALIDAD---------

ARTICULO PRIMERO.- DENOMINACIÓN.---------------------------

---Esta sociedad es de naturaleza mercantil, organizada de acuerdo con las leyes de los Estados Unidos Mexicanos, se denominará LEXMARK INTERNACIONAL y esta denominación irá seguida de las palabras SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, o de su abreviatura S.A. DE C.V.---------------------------

ARTICULO SEGUNDO.- OBJETO.---------------------------

---La sociedad tendrá por objeto:---------------------------

---1).- Operar, en uno o más establecimientos industriales en los términos del artículo cuatro de la Ley de Inversión Extranjera publicada en el Diario Oficial de la Federación el 27 de diciembre de 1993, y con apego a lo establecido por el artículo 6 (sexto) del Reglamento de la Ley para Promover la Inversión Mexicana y Regular la Inversión Extranjera publicada en el Diario Oficial de la Federación el 16 de mayo de 1989, a efecto de que la sociedad pueda llevar a cabo dentro o fuera de sus instalaciones, la producción, manufactura o ensamble de todo tipo y clase de productos, partes, componentes y demás productos relacionados eléctricos y electronicos.---------------------------

---2).- Comercio en general, incluyendo sin limitar, la compra, venta, importación, exportación y distribución de todo tipo de bienes y productos por cuenta propia o por cuenta de terceros.-----

---3).- La promoción, organización y administración de toda clase de empresas civiles o comerciales.---------------------------

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Notario Público No.
Distrito Judicial
Ciudad Juárez

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---4).- Obtener el registro de marcas, nombres comerciales, y adquirir o enajenar todo tipo de derechos de propiedad industrial y derechos de autor; así como obtener u otorgar licencias y autorizaciones para el uso y explotación de todo tipo de derechos de propiedad industrial y de autor.----------------------------------

---5).- Obtener u otorgar préstamos con o sin garantía y emitir, aceptar, garantizar, adquirir, endosar y en general transmitir todo tipo de títulos de crédito conforme a la Ley, así como garantizar en cualquier forma obligaciones de terceros.----------------------

---6).- Adquirir la propiedad o arrendar y poseer o utilizar bajo cualquier título y en la medida en que lo permitan las leyes aplicables, todo tipo de bienes muebles o inmuebles que puedan ser necesarios para desempeñar los fines sociales.---------------------

---7).- En general celebrar, dentro o fuera de la República Mexicana, por su propia cuenta y nombre o por cuenta y nombre de terceros, todo tipo de actos, contratos, convenios ya sean civiles o mercantiles, principales accesorios o de cualquier otra naturaleza conforme a derecho.-----------------------------------

ARTICULO TERCERO.- DOMICILIO.-----------------------------------

---El domicilio de la sociedad será en Ciudad Juárez, Estado de Chihuahua aunque la sociedad podrá establecer las agencias, sucursales, corresponsalías o representaciones que establezca o pueda establecer en cualquier otro lugar de los Estados Unidos Mexicanos o del extranjero, sin perjuicio de la facultad del Consejo de Administración o Administrador Unico, según sea el caso, de designar domicilios convencionales para operaciones o actos

Lic. ... Alvarez Compean
Notario ... Número Dieciocho
y del ... Inmueble Federal
... Judicial Bravos
Cd. Juárez, Chihuahua

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concretos.--

ARTICULO CUARTO.- DURACIÓN.--

---La duración de la sociedad será de noventa y nueve años que comenzarán a correr y contarse a partir de la firma de estos estatutos.--

ARTICULO QUINTO.- NACIONALIDAD.------------------------------------

---La sociedad es de nacionalidad mexicana, conviniéndose expresamente en que todos los socios extranjeros, actuales o futuros, de esta sociedad quedan obligados formalmente con la Secretaría de Relaciones Exteriores a considerarse como nacionales respecto a las acciones que adquieran o de que sean titulares en esta sociedad, así como de los bienes, derechos, concesiones, participaciones o intereses de que ella sea titular, o bien de los derechos y obligaciones que deriven de los contratos que ella sea parte con autoridades mexicanas. Convienen también en no invocar, por lo mismo, la protección de sus Gobiernos, bajo la pena en caso contrario, de perder en beneficio de la Nación Mexicana las participaciones sociales que hubieren adquirido.------------------

---Lo anterior aparecerá consignado en las acciones que al efecto se emitan.--

----------------------**CAPITULO SEGUNDO**----------------------

------------------**CAPITAL SOCIAL Y ACCIONES**------------------

ARTICULO SEXTO.- CAPITAL.--

---El capital de la sociedad será variable.------------------------

---El capital mínimo fijo lo constituye la cantidad de $50,000.00 (CINCUENTA MIL PESOS) Moneda Nacional, representado por 1,000 (MIL)

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Notario Público
Distrito J
Ciudad J

LIC. FRANCISCO ... NOTARIO PUBLICO
... Anto
Notario Público
Distrito J
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y montos, dentro del aumento autorizado.------------------------

---2.- El capital social no podrá reducirse a menos del mínimo fijo que señala el Artículo sexto de estos estatutos.--------------

---3.- La asamblea que acuerde la disminución de capital fijará las condiciones en que ésta se llevará a cabo.----------------

---4.- Todas las reducciones del capital variable se harán por acciones íntegras y de acuerdo con lo establecido en los siguientes párrafos:---

---a).- Tan pronto como se decrete una reducción, la resolución deberá notificarse a cada uno de los accionistas concediéndoles el derecho para amortizar sus acciones, en proporción a la disminución del capital decretado. El derecho antes referido deberá ejercitarse dentro de los quince días siguientes al recibo de la notificación de la disminución de capital decretado.-------------

---b).- Si dentro del término establecido hubiere alguna petición de reembolso por el número de accionistas que corresponda al capital que va a reducirse, se reembolsará a los accionistas que lo soliciten en la fecha en que se hubiere determinado.--------------

---c).- Si las solicitudes de reembolso excedieran del capital amortizable, el monto de la reducción se distribuirá para su amortización entre los solicitantes, en proporción al número de acciones que cada uno haya ofrecido para su amortización y se procederá al reembolso en la fecha que se hubiere determinado.-----

---d).- Si las solicitudes hechas no completaren el número de acciones que debieran ser amortizadas, se reembolsarán las acciones de los accionistas que así lo solicitaren y, se designará por

LIC. JORGE A. ... NOTARIO ... CD. JUAREZ DISTR...
JUZGADO ... JUDICIAL D... SECCION ... CD. JU...
JUZGADO 70. DI... SECCION AA MESA CD. JUAREZ

Lic. Fco. Antonio Alvarez Compean
Notario Público Número Dieciocho
y del Patrimonio Inmueble Federal
Distrito Judicial Bravos
Cd. Juárez, Chihuahua
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anotarán los nombres, domicilio y nacionalidad de los accionistas, expresando las características y demás particularidades de las acciones, los cambios y transmisiones de las mismas.-----------------

---La sociedad solo reconocerá como accionista a quien aparezca inscrito como tal en el libro de registro de acciones.-----------------

ARTICULO NOVENO.- TRANSMISIÓN DE ACCIONES.-----------------

---Las acciones y los derechos de propiedad de las mismas serán transferibles mediante endoso y entrega del título, sin perjuicio de que puedan transmitirse por otro medio legal.-----------------

---La propiedad de las acciones y transmisión de las mismas serán reconocidas por la sociedad cuando sean inscritos en el libro de registro de acciones.-----------------

ARTICULO DÉCIMO.- AUMENTO Y DISMINUCIÓN DEL CAPITAL SOCIAL.-----------------

---Solamente la asamblea general extraordinaria de accionistas podrá acordar los aumentos o disminuciones de capital.-----------------

---Las variaciones del capital por encima del mínimo fijo se regirán por las siguientes disposiciones:-----------------

---1.- La misma asamblea que acuerde el aumento de capital, resolverá sobre la forma y términos en que dicho aumento deba ser suscrito y pagado, pero ningún aumento nuevo podrá decretarse antes de que sea pagado íntegramente el aumento anterior.-----------------

---La asamblea podrá asimismo autorizar al consejo de administración o al administrador único a colocar en el mercado, respetando siempre el derecho preferente de los accionistas, las acciones representativas de dicho aumento de capital e inclusive podrá autorizarlos a colocarlas a su discreción, en cuanto a plazos

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y montos, dentro del aumento autorizado.-------------------------

---2.- El capital social no podrá reducirse a menos del mínimo fijo que señala el Artículo sexto de estos estatutos.--------------

---3.- La asamblea que acuerde la disminución de capital fijará las condiciones en que ésta se llevará a cabo.-------------------

---4.- Todas las reducciones del capital variable se harán por acciones integras y de acuerdo con lo establecido en los siguientes párrafos:---

---a).- Tan pronto como se decrete una reducción, la resolución deberá notificarse a cada uno de los accionistas concediéndoles el derecho para amortizar sus acciones, en proporción a la disminución del capital decretado. El derecho antes referido deberá ejercitarse dentro de los quince días siguientes al recibo de la notificación de la disminución de capital decretado.--------------

---b).- Si dentro del término establecido hubiere alguna petición de reembolso por el número de accionistas que corresponda al capital que va a reducirse, se reembolsará a los accionistas que lo soliciten en la fecha en que se hubiere determinado.---------------

---c).- Si las solicitudes de reembolso excedieran del capital amortizable, el monto de la reducción se distribuirá para su amortización entre los solicitantes, en proporción al número de acciones que cada uno haya ofrecido para su amortización y se procederá al reembolso en la fecha que se hubiere determinado.-----

---d).- Si las solicitudes hechas no completaren el número de acciones que debieran ser amortizadas, se reembolsarán las acciones de los accionistas que así lo solicitaren y se designará por

Lic. Jorge Antonio Alvarez Compean
Notario Público Número Dieciocho
y del Patrimonio Inmueble Federal
Distrito Judicial Bravos
Cd. Juárez, Chihuahua

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sorteo, ante notario o corredor titulado, al resto de las acciones que deban amortizarse hasta completar el monto en que se haya acordado la disminución del capital.------------------------------

---e).- En todo caso el retiro, parcial o total, de acciones de un socio no surtirá efectos sino hasta el fin del ejercicio anual en curso, si la notificación o el sorteo se hacen antes del último trimestre de dicho ejercicio y hasta el fin del ejercicio siguiente, si se hiciere después.-----------------------------------

---5).- Las variaciones del capital deberán anotarse en el libro de registro que para tal efecto lleve la sociedad.-----------------

---6).- No será necesaria la protocolización ante notario de los acuerdos referentes a variaciones de capital por encima del mínimo fijo.--

ARTÍCULO DÉCIMO PRIMERO.- DERECHO DE PREFERENCIA.-----------------

---1.- Los accionistas tendrán derecho de preferencia para suscribir las nuevas acciones que se emitan en caso de aumento de capital social, y en proporción al número de acciones que posean.--

---El derecho de preferencia a que alude el párrafo que antecede deberá ejercitarse dentro de los 15 (quince) días siguientes a la fecha de publicación en el Diario Oficial de la Federación o en uno de los periódicos de mayor circulación del domicilio de la sociedad, del acuerdo de la asamblea sobre el aumento del capital social. Transcurrido este plazo, las acciones de la nueva emisión representativas del aumento del capital social y que no hubieren sido suscritas por los socios, serán ofrecidas libremente al público.--

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---2.- Los accionistas tendrán el derecho de preferencia para comprar bajo los mismos términos y condiciones, las acciones representativas del capital social que sean ofrecidas por otros accionistas de conformidad a las reglas aquí establecidas.---------

---Queda entendido que cualquier sociedad que sea accionista, podrá comprometer sin limitación alguna, sus acciones en esta sociedad con cualquier sociedad en la cual posea la mayoría de las acciones, o en la cual haya adquirido la mayoría de las acciones de los accionistas de otra sociedad, con la cual se fusione.-------------

---3.- Si varios accionistas estuvieran interesados en adquirir las acciones que sea han ofrecido en venta, este derecho de preferencia será dividido entre ellos en proporción al número de acciones que cada uno detente.--

---4.- Para lo anterior, cuando un accionista desee vender sus acciones, él deberá notificar por escrito al Administrador Unico o al Presidente del Consejo de Administración, según sea el caso, de lo anterior, informando el precio por el cual tiene una oferta y adjuntando el documento con el cual se acredite dicha oferta; y si la transacción se va a realizar entre accionistas, el precio en el cual desea vender. El Administrador Unico o el Presidente del Consejo de Administración notificará a los otros accionistas en el domicilio que aparezca para ellos en el Libro de Registro de Accionistas, por correo certificado, con acuse de recibo lo anterior, quienes tendrán 30 (treinta) días después de haber recibido la notificación, para manifestar al Secretario del Consejo o al Administrador Unico, su decisión de comprar y el número de

Lic. Jorge Antonio Alvarez Compeán
Notario Público Número Dieciocho
y del Patrimonio Inmueble Federal
Distrito Judicial Bravos
Cd. Juárez, Chihuahua

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LIC. FRANCISCO BURCIAGA MOLINAR NOTARIO PUBLICO No. TREINTA Cd. Juárez, Chih. DISTRITO BRAVOS

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acciones que ellos desean adquirir.--------------------------------------

---5.- Si el resto de los accionistas no desea ejercitar su derecho durante el término antes mencionado, o no lo ejercitan por todas las acciones ofrecidas, al accionista que desee vender podrá libremente hacerlo con respecto a aquellas acciones por las cuales el derecho de preferencia no se ejercitó.--------------------------------

---6.- La sociedad no registrará ninguna transferencia de acciones en el Libro de Registro de Accionistas, ni reconocerá al comprador como accionista, a menos que se pruebe que los requisitos antes mencionados se han cumplido.--

--------------------CAPITULO TERCERO--------------------------

--------------------ADMINISTRACIÓN--------------------------

ARTICULO DÉCIMO SEGUNDO.- ADMINISTRACIÓN DE LA SOCIEDAD.---------

---La administración y representación de la sociedad estará a cargo de un administrador unico o de un consejo de administración.------

---La asamblea podrá acordar libremente la forma de la administración social. En caso de acordarse que sea consejo de administración, la asamblea tendrá facultades para determinar el número de miembros que habrá de integrar dicho consejo, así como para designar a sus integrantes.--

---El administrador único o los miembros del consejo de administración durarán en su cargo un año, pero continuarán en el mismo mientras no se efectúen nuevos nombramientos y los nuevos designados no tomen posesión de sus cargos. Podrán ser re-electos una o varias veces y la asamblea podrá revocar en todo tiempo sus nombramientos.--

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---En caso de que la administración recaiga en un consejo, la asamblea podrá nombrar un suplente para cada uno de los consejeros.

---El administrador único o los miembros del consejo de administración serán designados por la asamblea ordinaria de accionistas a mayoría de votos.----------------------------------

---Todo accionista o grupo de accionistas que asistan a la asamblea en que haya de elegirse consejeros, podrán nombrar un consejero siempre que represente o representen cuando menos, el veinticinco por ciento del capital social.--------------------------------------

ARTICULO DÉCIMO TERCERO.- CAUCIONES.----------------------------

---La asamblea general de accionistas determinará el monto, la forma y condiciones de la garantía que deberán prestar el administrador único o los consejeros, para asegurar las responsabilidades que pudieran contraer en el desempeño de sus cargos.--

ARTICULO DÉCIMO CUARTO.- SESIONES DEL CONSEJO.------------------

---El consejo de administración se reunirá cuantas veces sea necesario o se instruya por los accionistas y será convocado por su presidente, o por dos o más de sus miembros, funcionará válidamente con la asistencia de la mayoría de sus miembros y sus resoluciones se tomarán por mayoría de votos. En caso de empate, el presidente tendrá voto de calidad.---

---De cada sesión del consejo se levantará acta en la que se consignarán las resoluciones; acta que firmarán el presidente y el secretario. Las copias certificadas o extractos de las actas de consejo que sea necesario expedir por cualquier motivo, serán

Lic. Jorge Antonio Alvarez Compean
Notario Público Número Dieciocho
y del Patrimonio Inmueble Federal
Distrito Judicial Bravos
Cd. Juárez, Chihuahua

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autorizadas por los mismos funcionarios.---------------------------

---Las sesiones se podrán celebrar por teléfono o mediante consentimiento por escrito de los miembros del consejo, y se podrán llevar a cabo en dónde sea que los miembros del consejo lo consideren conveniente, tal y como se establece en la Ley General de Sociedades Mercantiles.-----------------------------------

ARTICULO DÉCIMO QUINTO.- FACULTADES DEL ADMINISTRADOR ÚNICO O DEL CONSEJO DE ADMINISTRACIÓN.--

---El administrador único o en su caso el consejo de administración, tendrán la representación de la sociedad, pudiendo realizar todas las operaciones inherentes al objeto social y en forma enunciativa y no limitativa, estarán investidos de las siguientes facultades:--

---1).- Representar a la sociedad ante toda clase de autoridades, federales, estatales o municipales, administrativas o judiciales, o ante árbitros o arbitradores y ante las autoridades del trabajo, en los términos del Artículo once de la ley federal del trabajo, con las atribuciones propias del mandato para pleitos y cobranzas, en los términos del primer párrafo del Artículo dos mil cuatrocientos cincuenta y tres del Código Civil para el Estado de Chihuahua y su correlativo el Artículo dos mil quinientos cincuenta y cuatro del Código Civil para el Distrito Federal, con todas las facultades generales y las específicas que señala el Artículo dos mil cuatrocientos ochenta y seis del Código citado en primer término y su correlativo el Artículo dos mil quinientos ochenta y siete del Código Civil para el Distrito Federal, quedando

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facultado(s) también para iniciar, proseguir y desistirse del juicio de amparo, así como para promover querellas, presentar denuncias, constituirse en parte civil o coadyuvante con el ministerio público, otorgar perdón y cuantas facultades se requieran en toda clase de asuntos penales.-----------------------

---2).- Poder general para actos de administración en los términos del segundo párrafo del Artículo dos mil cuatrocientos cincuenta y tres del Código Civil del Estado de Chihuahua, y su correlativo el Artículo dos mil quinientos cincuenta y cuatro del Código Civil para el Distrito Federal, quedando facultado(s) por lo que a esto respecta para administrar los bienes y negocios de la sociedad, con todas las facultades generales y las especiales, aún las que conforme a la ley requieran mención o cláusula especial, sin limitación alguna.---

---3).- Poder general para actos de dominio en los términos del tercer párrafo de los Artículos dos mil cuatrocientos cincuenta y tres del Código Civil del Estado de Chihuahua y su correlativo el dos mil quinientos cincuenta y cuatro del Código Civil para el Distrito Federal, quedando autorizados para ejecutar actos de dominio respecto de los bienes y derechos de la Sociedad, tales como vender, gravar, etcétera.----------------------------------- --

---4).- Emitir, suscribir, otorgar, endosar, librar y avalar y en cualquier otra forma negociar títulos de crédito y obligar cambiariamente a la sociedad, en los términos del Artículo 9o. (Noveno) de la Ley General de Títulos y Operaciones de Crédito.----

---5).- Nombrar y remover al gerente o gerentes de la sociedad y

Lic. Jorge Antonio Alvarez Compean
Notario Público Número Dieciocho
y del Patrimonio Inmueble Federal
Distrito Judicial Bravos
Cd. Juárez, Chihuahua

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señalarles sus facultades, obligaciones y remuneraciones.----------

---6).- En caso de que la administración se confié a un consejo, actuar en el desahogo de sus atribuciones por medio de delegados nombrados de entre sus miembros y, en su defecto, por medio de su presidente.--

---7).- Ejecutar los acuerdos de la asamblea, interpretarlos y proveer a su mejor aplicación y cumplimiento.-------------------

---8).- Otorgar poderes con las facultades que en cada caso estimen pertinente, de las que le son propias al mismo consejo o administrador y con reserva expresa de las mismas, así como revocar poderes otorgados por la sociedad.--------------------------------

---En todo caso las facultades antes mencionadas podrán ser limitadas por la asamblea general de accionistas.-----------------

---En caso de que la administración se confíe a un consejo de administración, el presidente del consejo tendrá la representación y las facultades del mismo y podrá ejercitar sus facultades sin necesidad de consulta previa al consejo, sin perjuicio de que el propio consejo de administración pueda delegar las facultades que estime conveniente en cualquier otro de sus miembros.--------------

ARTICULO DÉCIMO SEXTO.- GERENTE GENERAL Y FUNCIONARIOS.-----------

---La asamblea ordinaria de accionistas, el administrador Único o el consejo de administración, en su caso, podrán designar a uno o varios gerentes para la mejor marcha de los negocios sociales, así como los funcionarios que se considere necesarios.----------------

---El cargo de gerente general es compatible con el de consejero más no con el de administrador único, cuando ésta haya sido la

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LIC. FRANCISCO BURCIAGA MOLINAR NOTARIO PUBLICO No. TREINTA Cd. Juárez, Chih. DISTRITO BRAVOS

Jorge Antonio Alvarez Compean
Notario Público Número Dieciocho
y del Patrimonio Inmueble Federal
Distrito Judicial Bravos
Cd. Juárez, Chihuahua
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---Las asambleas ordinarias y las extraordinarias serán convocadas por el administrador único o por cualquier consejero.---------------

---Las asambleas de accionistas podrán ser convocadas también a petición de uno o de un grupo de accionistas en los casos y forma previstos por los Artículos ciento ochenta y cuatro y ciento ochenta y cinco de la Ley General de Sociedades Mercantiles.-------

---La convocatoria en uno y otro caso se hará mediante la publicación de un aviso con cinco días de anticipación, al menos, a la fecha de la asamblea, en el periódico oficial del domicilio de la sociedad, o en el periódico de mayor circulación del domicilio de la sociedad.-----------------------------------------------

---En la convocatoria se contendrá la orden del día.--------------

---Las asambleas ordinarias y extraordinarias podrán sesionar validamente sin ser necesaria convocatoria cuando se encuentre integramente representado el capital social y los accionistas estén conformes en tratar los asuntos que se sometan a su consideración.

---3).- CUÓRUM DE LAS ASAMBLEAS.- Para que las asambleas de accionistas puedan sesionar validamente, se requerirá lo siguiente:

---a).- LAS ASAMBLEAS ORDINARIAS:------------------------------

---En PRIMERA CONVOCATORIA: con la asistencia de quienes representen cuando menos la mayoría del capital social y los acuerdos se tomarán por mayoría de las acciones representadas de la asamblea. En SEGUNDA CONVOCATORIA Y SUBSECUENTES: Las asambleas se considerarán válidas cualquiera que fuere el numero de los asistentes y los acuerdos se tomarán por la mayoría de las acciones presentes.-------------------------------------------------------

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---b).- LAS ASAMBLEAS EXTRAORDINARIAS requerirán en PRIMERA CONVOCATORIA: Una asistencia mínima del número de acciones que representen cuando menos el setenta y cinco por ciento del capital social y las resoluciones se tomarán por el voto afirmativo de las acciones que representen cuando menos la mitad del capital social. En SEGUNDA Y SUBSECUENTES CONVOCATORIAS requerirán, una asistencia mínima de quienes representen la mayoría del capital social y las resoluciones se tomarán por la mayoría de las acciones presentes.--

---4).- FUNCIONAMIENTO DE LAS ASAMBLEAS.- Las asambleas serán presididas por el administrador único o el presidente del consejo de administración y en caso de inasistencia, por quien elija la asamblea, actuará como Secretario quien desempeñe tal cargo en el consejo de administración en la sociedad o quien designe la asamblea, según el caso. Quien presida la asamblea nombrará entre los accionistas uno o más escrutadores que certificarán la asistencia y serán los encargados de recoger y hacer el cómputo de las votaciones.------------------------------------------------

---Las asambleas se podrán celebrar por teléfono o mediante consentimiento por escrito de los accionistas, tal y como lo establece en la Ley General de Sociedades Mercantiles.-----------

---5).- ASISTENCIA Y REPRESENTACIÓN DE LOS ACCIONISTAS.-------

---Para ser admitidos a la asamblea los accionistas requerirán estar registrados como tales en el libro de registro de acciones de la sociedad.--------------------------------------------------

---Los accionistas tendrán derecho de asistir a las asambleas personalmente, o por medio de representante, bastando para el

PODER JUDICIAL DEL ... JUZGADO 4o. ... SECCION ... CD. JUAREZ

Lic. Jorge Ant... Notario Públ...

Lic. Jorge Antonio Alvarez Compean
Notario Público Número Dieciocho
y del Patrimonio Inmueble Federal
Distrito Judicial Bravos
Cd. Juárez, Chihuahua
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carta poder simple.------------------------------------

---6).- ACTAS DE LAS ASAMBLEAS Y CERTIFICACIONES.-----------

---La persona que actue como Secretario levantará las actas de las asambleas que serán firmadas, cuando menos, por el funcionario que presida y por el Secretario, y deberán ser registradas en el Libro especial que para tal efecto lleve la sociedad, glosando al apéndice de las actas los documentos que se relacionen con las mismas.------------------------------------

---Cuando el acta de una asamblea o de una junta, por cualquier circunstancia, no pueda asentarse en el antes mencionado libro especial, dicha acta se protocolizará ante notario público.-------

---Con la salvedad apuntada en el Artículo DÉCIMO, número 6.- de estos estatutos las actas de las asambleas extraordinarias de accionistas se protocolizarán y se inscribirán en la Sección Comercio del Registro Público de la Propiedad correspondiente al domicilio social.------------------------------------

---------------------CAPITULO QUINTO---------------------

---------------------VIGILANCIA---------------------

ARTICULO DÉCIMO OCTAVO.- DE LOS COMISARIOS.------------

---La vigilancia de la sociedad estará a cargo de un comisario que será nombrado por la asamblea general de accionistas.-----------

---El comisario podrá ser o no socio y durará en su cargo un año; pero deberá continuar en el mismo hasta en tanto no tome posesión quien haya de sustituirlo. Podrá ser reelecto y deberá caucionar su manejo en la forma prescrita para los consejeros.-------------

---La asamblea podrá nombrar un comisario suplente.------------

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---Los accionistas que en la asamblea general ordinaria en que se hiciera la designación de comisarios hubieren estado en minoría que represente, cuando menos, el veinticinco por ciento del capital social respecto de tal designación, podrán nombrar otro comisario.-

---Los comisarios tendrán las facultades y obligaciones que les concede la Ley General de Sociedades Mercantiles, debiendo recibir la remuneración que señale la asamblea ordinaria de accionistas.---

------------------------CAPITULO SEXTO------------------------

AÑO SOCIAL, INFORMACIÓN FINANCIERA Y APLICACIÓN DE UTILIDADES Y PERDIDAS.----------------------------------------

ARTICULO DÉCIMO NOVENO.- AÑO SOCIAL.------------------------

---Los ejercicios sociales concluirán el día treinta y uno de diciembre de cada año.--------------------------------

ARTICULO VIGÉSIMO.-INFORMACIÓN FINANCIERA.------------------

---Dentro de los tres meses siguientes al fin de cada ejercicio social, será presentado el informe financiero que deberá someterse a la asamblea general de accionistas para su aprobación y que se entregará al o los Comisarios con un mes de anticipación a la fecha en que deba celebrarse la asamblea.-----------------------

---Los comisarios rendirán su dictamen con las observaciones y propuestas que consideren pertinentes, el cual quedará a disposición de los accionistas, quince días antes de la fecha de celebración de la asamblea.-----------------------------

---La información financiera antes mencionada deberá incluir lo que prescribe el Artículo 172 (ciento setenta y dos) de la Ley General de Sociedades Mercantiles.---------------------------------

Lic. Jorge Antonio Alvarez Compeán
Notario Público Número Dieciocho
y del Patrimonio Inmueble Federal
Distrito Judicial Bravos
Cd. Juárez, Chihuahua

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LIC. FRANCISCO BURCIAGA MOLINAR
NOTARIO PUBLICO No. TREINTA
Cd. Juárez, Chih.
DISTRITO BRAVOS

40

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**ARTICULO VIGÉSIMO PRIMERO.-REPARTO DE UTILIDADES Y PERDIDAS.**--------

---Las utilidades que arroje el informe de administración anual, después de pagar impuesto sobre la renta y la participación de utilidades a los trabajadores, se distribuirán de acuerdo a las reglas siguientes.-----------------------------------------------

---1) - Se tomará la cantidad que fije la asamblea ordinaria de accionistas, que nunca será inferior al cinco por ciento de las utilidades, para constituir la reserva legal, la cual se acumulará hasta alcanzar el valor equivalente a la quinta parte del capital social.--------------------------------------------------------

---2).- Los accionistas acordarán la compensación que deberá corresponder a los consejeros, al administrador único y al comisario o comisarios.-------------------------------------------

--3).- Se podrá separar un tanto por ciento de las utilidades para formar o en su caso reconstituir el fondo de reinversión de utilidades.------------------------------------------------

---4).- El resto se distribuirá entre los accionistas, en proporción al número de acciones.------------------------------------

---5).- La asamblea de accionistas fijará la fecha en que habrá de efectuarse el pago de los dividendos decretados.------------------

---6).- Los dividendos se pagarán a los accionistas que aparezcan inscritos en el Libro de registro de acciones en la fecha fijada para el pago del dividendo.-------------------------------------

---7).- Los dividendos que no sean cobrados en un plazo de CINCO AÑOS contados a partir de la fecha señalada para su pago, se entenderán renunciados y cedidos a favor de la sociedad.----------

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---8).- Las pérdidas se repartirán entre los accionistas en proporción a sus acciones y hasta el importe pagado.---------------

---Los fundadores de la sociedad hacen constar que no se reservan participación especial en las utilidades.-------------------------

---9).- Cuando hubiere aumentos de capital, las acciones que se paguen para realizar dicho aumento, participarán en las utilidades solo en proporción al monto y plazo, dentro del ejercicio anual en que hubieren estados pagadas.------------------------------------

----------------------CAPITULO SÉPTIMO--------------------------

-------------------DISOLUCIÓN Y LIQUIDACIÓN-----------------------

ARTICULO VIGÉSIMO SEGUNDO.- DISOLUCIÓN.-------------------------

---La sociedad podrá entrar en disolución por cualesquiera de las causas que se señalan en el Artículo doscientos veintinueve y demás relativos de la Ley General de Sociedades Mercantiles.-------------

ARTICULO VIGÉSIMO TERCERO.-LIQUIDACIÓN DE LA SOCIEDAD.-------------

---Disuelta la sociedad, se pondrá en liquidación y al efecto se observarán las disposiciones siguientes:---------------------------

---1).- La asamblea de socios que acuerde la disolución nombrará uno o más liquidadores.--------------------------------------------

---2).- Una vez nombrados los liquidadores se inscribirá su nombramiento en el Registro Público de la Propiedad, Sección de Comercio y, hasta en tanto no se registre, continuará en funciones el consejo de administración o el administrador único, en su caso.-

---3).- La asamblea que acuerde la disolución y nombre los liquidadores fijará las normas a que deba sujetarse el procedimiento de liquidación, observándose lo dispuesto por el

Lic. Jorge Antonio Alvarez Compean
Notario Público Número Dieciocho
y del Patrimonio Inmueble Federal
Distrito Judicial Bravos
Cd. Juárez, Chihuahua

- 17 -

- 21 -

Artículo doscientos cuarenta y siete y demás relativos de la Ley General de Sociedades Mercantiles.------------------------------

---4).- El consejo de administración o el administrador único en su caso, entregará al o los liquidadores los bienes, libros y demás documentos de la sociedad, levantándose una acta donde se detalle el activo y el pasivo de la sociedad.---------------------------

---5).- Durante el proceso de liquidación, los liquidadores serán los representantes legales de la sociedad.------------------------

VIGÉSIMO CUARTO.- COMPETENCIA.------------------------------------

---Los contratantes se someten a los Tribunales de Ciudad Juárez, Chihuahua para los efectos de la interpretación y cumplimiento de este contrato de sociedad, haciendo renuncia expresa a cualquier otro fuero que pudiera corresponderles aún en razón de sus domicilios presentes o futuros.------------------------------------

-------------------T R A N S I T O R I O S--------------------

PRIMERO.- El capital social mínimo de $50,000.00 (CINCUENTA MIL PESOS 00/100) moneda nacional se encuentra integramente suscrito y pagado en efectivo en la siguiente forma:--------------------------

| ACCIONISTAS | ACCIONES | VALOR |
|---|---|---|
| LEXMARK MEXICO HOLDING COMPANY, INC. | 999 | $49,950.00 |
| LEXINGTON TOOLING CORPORATION | 1 | $50.00 |
| T O T A L | 1,000 | $50,000.00 |

---Lo anterior hace un total de MIL (1,000) ACCIONES suscritas y pagadas en efectivo por todos los socios, dando un total de

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asimismo estará facultado para revocar poderes.-------------------

---3).- Se otorga a los señores Licenciados: Julio Humberto Gayou Madrigal, Armando Gerardo Gutiérrez Cruz, Sergio Benjamín Bustamante Acuña, José Ignacio Salvatori Ruiz de Aguirre, Alejandro Garza Minjares y Martín Armando Aranda Grijalva un poder general para pleitos y cobranzas, para que lo ejerzan conjunta o separadamente, ante cualquier parte y autoridad judicial, administrativa, civil, mercantil, penal o laboral, federal, estatal o municipal con las facultades generales y especiales que se requieran por Ley, sin limitación alguna, en los términos del primer párrafo del Artículo 2453 (dos mil cuatrocientos cincuenta y tres) del Código Civil vigente en y para el Estado de Chihuahua, y su correlativo el Artículo 2554 dos mil quinientos cincuenta y cuatro) del Código Civil para el Distrito Federal y sus correlativos en los ordenamientos que regulan esta materia en las entidades federativas, con todas las facultades generales y las especiales que requieran cláusula especial conforme a la ley a las cuales se refiere el Artículo 2486 (dos mil cuatrocientos ochenta y seis) del Código Civil vigente en el Estado de Chihuahua, su correlativo el Artículo 2587 (dos mil quinientos ochenta y siete) del Código Civil para el Distrito Federal y su correlativos en los ordenamientos que regulan ésta materia en las entidades federativas. En forma enunciativa, más no limitativa, los apoderados aquí nombrados estarán facultados para ejercitar el poder que se les confiere ante toda clase de personas y autoridades judiciales, administrativas, civiles, penales y del trabajo, sean federales, estatales o municipales, facultándoseles especialmente para articular y absolver posiciones a nombre de la otorgante, en

Lic. Jorge An... Notario Públ... Distrito ... Ciudad

PODER JUDICIAL DE LA ... JUZGADO 4o. DE ... SECCION AMPARO CD. JUAREZ.

Lic. Jorge Antonio Alvarez Compean
Notario Público Número Dieciocho
y del Patrimonio Inmueble Federal
Distrito Judicial Bravos
Cd. Juárez, Chihuahua

- 18 -

- 23 -

que requieran cláusula especial conforme a la ley a las cuales se refiere el Artículo 2486 (dos mil cuatrocientos ochenta y seis) del Código Civil vigente en el Estado de Chihuahua, su correlativo el Artículo 2587 (dos mil quinientos ochenta y siete) del Código Civil para el Distrito Federal y su correlativo en los ordenamientos que regulan ésta materia en las entidades federativas; facultándosele especialmente para articular y absolver posiciones a nombre de la otorgante, en juicio y fuera de él, transigir, comprometer en árbitros, dirimir controversias a través de amigables componedores, recusar, desistirse, recibir pagos y con la mayor amplitud, se les faculta para presentar quejas, querellas y denuncias así como para constituirse en terceros coadyuvantes del Ministerio Público, otorgar perdón y en general para que inicien, prosigan y den término como les parezca, desistiéndose incluso, de toda clase de juicios, recursos, arbitrajes y en general procedimientos de cualquier orden; facultándosele también para interponer y desistirse del juicio de amparo, firmar toda clase de documentos, gestionar, promover, presentar pruebas, formular alegatos, interponer recursos, presentar toda clase de documentos y oír y recibir notificaciones.------------------------------------------

---Poder para firmar y suscribir todo tipo de títulos de crédito en los términos del artículo 9 de la Ley General de Títulos y Operaciones de Crédito. El presente poder se otorga con facultad expresa para que el apoderado pueda sustituir el poder que se le confiere así como otorgar poderes, con las facultades que en cada caso estime pertinente dentro de las que les han sido conferidas,

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asimismo estará facultado para revocar poderes.-------------------

---3).- Se otorga a los señores Licenciados: Julio Humberto Gayou Madrigal, Armando Gerardo Gutiérrez Cruz, Sergio Benjamín Bustamante Acuña, José Ignacio Salvatori Ruiz de Aguirre, Alejandro Garza Minjares y Martín Armando Aranda Grijalva un poder general para pleitos y cobranzas, para que lo ejerzan conjunta o separadamente, ante cualquier parte y autoridad judicial, administrativa, civil, mercantil, penal o laboral, federal, estatal o municipal con las facultades generales y especiales que se requieran por Ley, sin limitación alguna, en los términos del primer párrafo del Artículo 2453 (dos mil cuatrocientos cincuenta y tres) del Código Civil vigente en y para el Estado de Chihuahua, su correlativo el Artículo 2554 dos mil quinientos cincuenta y cuatro) del Código Civil para el Distrito Federal y sus correlativos en los ordenamientos que regulan esta materia en las entidades federativas, con todas las facultades generales y las especiales que requieran cláusula especial conforme a la ley a las cuales se refiere el Artículo 2486 (dos mil cuatrocientos ochenta y seis) del Código Civil vigente en el Estado de Chihuahua, su correlativo el Artículo 2587 (dos mil quinientos ochenta y siete) del Código Civil para el Distrito Federal y su correlativo en los ordenamientos que regulan ésta materia en las entidades federativas. En forma enunciativa, más no limitativa los apoderados aquí nombrados estarán facultados para ejercitar el poder que se les confiere ante toda clase de personas y autoridades judiciales, administrativas, civiles, penales y del trabajo, sean federales, estatales o municipales, facultándoseles especialmente para articular y absolver posiciones a nombre de la otorgante en

Jorge Antonio Alvarez Compeán
Notario Público Número Dieciocho
y del Patrimonio Inmueble Federal
Distrito Judicial Bravos
Cd. Juárez, Chihuahua

- 19 -

- 25 -

juicio y fuera de él, transigir, comprometer en árbitros, dirimir controversias a través de amigables componedores, recusar, desistirse, recibir pagos y con la mayor amplitud, se les faculta para presentar quejas, querellas y denuncias así como para constituirse en terceros coadyuvantes del Ministerio Público, otorgar perdón y en general para que inicien, prosigan y den término como les parezca, desistiéndose incluso, de toda clase de juicios, recursos, arbitrajes y en general procedimientos de cualquier orden; facultándoseles también para interponer y desistirse del juicio de amparo, firmar toda clase de documentos, gestionar, promover, presentar pruebas, formular alegatos, interponer recursos, presentar toda clase de documentos y oír y recibir notificaciones. Asimismo, se otorga a los citados apoderados PODER GENERAL PARA ACTOS DE ADMINISTRACION para los efectos de comparecer ante la Secretaría de Hacienda y Crédito Público y firmar cuanto documento público o privado sea necesario para llevar a cabo el registro e inscripción ante el Registro Federal de Contribuyentes de la empresa, así como para recibir la cédula de identificación fiscal y documentación correspondiente.---

--- El presente poder se otorga con facultad expresa para que los apoderados puedan sustituir el poder que se les confiere así como otorgar poderes, con las facultades que en cada caso estimen pertinentes dentro de las que les han sido conferidas, asimismo estarán facultados para revocar poderes.---------------------------

---4).- Los ejercicios sociales de la sociedad correrán el día primero de enero al día treinta y uno de diciembre de cada año a excepción del primero que se iniciará en esta fecha y concluirá el día treinta y uno de diciembre del presente año.------------------

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LIC. FRANCISCO BURCIAGA MOLINAR NOTARIO PUBLICO No. TREINTA Cd. Juárez, Chih. DISTRITO BRAVOS

Lic. Jorge A
Notario Púb
Distrit
Ciud

- 26 -

---5).- Se designa comisario de la sociedad al señor Héctor Rabago Saldivar.------------------------------------------------------------

TERCERO.- Se hace constar expresamente que los funcionarios designados en este acto han aceptado sus respectivos nombramientos y cada uno de ellos ha depositado, en la caja de la sociedad, la cantidad de cincuenta pesos para caucionar el manejo de sus cargos de conformidad con lo previsto por los estatutos sociales.-------

CUARTO.- Los funcionarios de nacionalidad extranjera han quedado advertidos que el ejercicio en los Estados Unidos Mexicanos de sus respectivos cargos queda supeditado al previo otorgamiento, por parte de la Secretaría de Gobernación, de los permisos migratorios necesarios para tal efecto.------------------------------------

QUINTO.- Se hace constar que el Administrador Unico se da por recibido del pago de las acciones suscritas por los socios, en los términos del Artículo PRIMERO transitorio, así como de las garantías a que se refiere el Artículo TERCERO transitorio.--------

SEXTO.- Los accionistas autorizan a los señores Licenciados Julio Humberto Gayou Madrigal, Armando Gerardo Gutiérrez Cruz y Alejandro Garza Minjares para que, conjunta o separadamente comparezcan ante el notario público de su elección para formalizar y realizar cualesquier otro acto necesario para protocolizar estos Estatutos, así como para que formulen, firmen y presenten todo tipo de avisos, altas y declaraciones fiscales que sean necesarios al quedar constituida esta sociedad, especialmente la inscripción en el Registro Federal de Contribuyentes.------------------------ --

1767.414

PODER JUDICIAL DE LA
JUZGADO 4o. DE
DISTRITO AMPARO
CD. JUAREZ

Lic. Jorge Antonio Alvarez Compean
Notario Público Número Dieciocho
y del Patrimonio Inmueble Federal
Distrito Judicial Bravos
Cd. Juárez, Chihuahua

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LIC. FRANCISCO BURCIAGA MO... NOTARIO PUBLICO No. TREINTA Cd. Juárez, Chih. DISTRITO BRAVOS

COTEJADO F.B.M.

ESC. 2067 VOL. 87 TRES

Estado de Connecticut )
Condado de Fairfield )

En el Condado de Fairfield del Estado de Connecticut, Estados Unidos de América, a los 23 días del mes de enero, de 1996, ante mi Mary Ellen Antonacci Notario Público debidamente autorizado para actuar en el Estado de Connecticut, Estados Unidos de América, compareció el señor John S. Garnett y manifestó:

Que por medio del presente instrumento y actuando en nombre y representación de LEXINGTON TOOLING CORPORATION sociedad constituida conforme a las leyes de los Estados Unidos de América, quien me acredito sus facultades y la legal existencia de la sociedad que representa con los documentos a que con posterioridad se hará referencia, comparece a otorgar un Poder Especial en favor de ALEJANDRO GARZA MINJARES para que en nombre y representación de LEXINGTON TOOLING CORPORATION realice los siguientes actos:

a) Comparezca, ante el Notario Público de su elección en la República Mexicana, a otorgar el acta constitutiva de una sociedad anónima, con las características que le ha comunicado el mandante;

b) Suscriba y pague total o parcialmente en el acto de la constitución o posteriormente 1 acción representativa del capital social;

ACCION

c) Celebre con la Secretaría de Relaciones Exteriores el convenio a que se refiere la fracción I del Artículo 27 de la Constitución Política de los Estados Unidos Mexicanos, respecto de dicha sociedad por constituirse y de las acciones que suscriba en nombre del otorgante;

d) Convenga y otorgue todos los demás términos y condiciones de la escritura constitutiva y estatutos de la sociedad, y para que designe a los consejeros, comisarios, funcionarios y apoderados que fuera necesario o conveniente para el funcionamiento de la sociedad y para que fije las atribuciones y obligaciones de las personas antes mencionadas; conforme a instrucciones del Mandante;

e) En general, haga todo cuanto sea necesario a fin de constituir legalmente la sociedad a que este poder se refiere, según instrucciones del Mandante.

El presente poder se otorga de conformidad con lo establecido por el Protocolo sobre Uniformidad del Régimen Legal de los poderes, aprobado en la Resolución XLVIII de la Séptima Conferencia Internacional Americana de la Unión Panamericana, abierto a la firma en la sede de la Organización de los Estados Americanos, en Washington,

State of Connecticut )
County of Fairfield )

In the county of Fairfield, State of Connecticut, United States of America being the 23 day of January, 1996, before me Mary Ellen Antonacci, Notary Public duly authorized to act in the State of Connecticut, United States of America, Mr. John S. Garnett appeared and declared:

That through this instrument and acting on the name and behalf of LEXINGTON TOOLING CORPORATION a company incorporated pursuant to the laws of the United States of America, proving his authorities and the legal existence of the company he is representing with the documents hereinafter referred to, appears herein to grant a special power of attorney to ALEJANDRO GARZA MINJARES, for him to carry out the following acts, on behalf and in the name of LEXINGTON TOOLING CORPORATION:

a) Appear before the Notary Public of his choice in the Mexican Republic, to execute the deed of incorporation of a Mexican corporation, with the characteristics which the Principal has advised him;

b) Subscribe and totally or partially pay for at the time of organization or at a later time 1 share of the corporate capital of said company;

c) Enter into the Agreement with the Ministry of Foreign Affairs of Mexico which is referred to in section I of Article 27 of the Constitution with regard to the company to be organized and the shares subscribed on the grantors behalf;

d) Agree on and execute all the other terms and conditions of the articles of incorporation and by-laws of the company, and appoint the directors, examiners, officers and attorneys-in-fact which might be necessary or advisable for the operation of the company, and establish the powers and duties of the persons mentioned hereinabove, pursuant to the instructions from his principal;

e) In general, do everything necessary to legally organize the corporation to which this power of attorney refers, as per instructions of the principal.

This power of attorney is granted pursuant to the Protocol of Uniformity of the Legal Regime of the powers of attorney approved in the XLVIII resolution of the Seventh International American Conference of the Panamerican Union, open to its execution in the location of the Organization of the American States in

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Lic. J... Antoi
Notario Público
Distrito J
Ciudad

apoderado tenga todas las facultades de dueño, tanto en lo relativo a los bienes, como para hacer toda clase de gestiones a fin de defenderlos.

Cuando se quieran limitar, en los tres casos antes mencionados las facultades de los apoderados, se consignaran las limitaciones o los poderes serán especiales.

Los notarios insertaran este articulo en los testimonios de los poderes que otorguen".

IX.- Que leí el presente documento al otorgante y le explique su valor y fuerza legal.

X.- Que una vez que el otorgante manifestó su conformidad con el contenido del presente documento, lo ratificó y firmó ante mi, en esta fecha.

El anterior instrumento que consta de cuatro páginas fue firmado y ratificado ante mi Mary Ellen Antonacci, por Vincent J. Cole con el carácter arriba indicado en este dia 22 del mes de enero de mil novecientos noventa y 96 en fe de lo anterior, plasme mi firma y sello de Notario.

that character for the attorney to have all the authorities of an owner with regard to the assets, and to carry out any kind of proceedings to defend such assets.

When the authorities of the attorneys are to be limited in the aforementioned cases, the limitations shall be included or the powers shall be special.

The Notaries shall insert this article in the testimonies of powers that they grant".

IX.- That I read this document to the granting party and I explained him its scope and legal force.

X.- That once the granting party declared its conformity with the content of this document, he ratified and executed it before me on this date.

The foregoing instrument which includes four pages was executed and ratified before me Mary Ellen Antonacci by Vincent J. Cole on his capacity herein above mentioned in this day 22 of January of 1996 and in witness thereof, I stamp my signature and notary seal.

PODER JUDICIAL D
JUZGADO
SECCION
CD. JUA

SIGNATURE

Mr. Vincent J. Cole

NOTARIO PUBLICO PARA EL ESTADO DE ______

Mi comisión expire el 6/30/98 del mes de ______ de mil novecientos noventa y ______.

Mary Ellen Antonacci

NOTARY PUBLIC FOR THE STATE OF Connecticut

My commission expires on 6/30/98 of ______ of 19____

APOSTILLE
(Convention de La Haye du 5 Octobre 1961)

STATE OF CONNECTICUT
COUNTY OF FAIRFIELD
ss. STAMFORD

I, ETHEL K. FELDMAN Assistant, Clerk of the Town of Stamford in said County, do hereby certify that Mary Ellen Antonacci by and before whom the foregoing (or annexed) acknowledgment was taken, was at the time of taking the same a notary public (or other officer) residing (or authorized to act) in said County, and was authorized by the laws of said State to take and certify acknowledgments in said State, and, further, that I believe the signature to the certificate of acknowledgment is genuine.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the seal of the State and Town this 22nd day of January 1996

Ethel K. Feldman

Lic. Jorge Antonio Alvarez Compean
Notario Público Número Dieciocho
y del Patrimonio Inmueble Federal
Distrito Judicial Bravos
Cd. Juárez, Chihuahua

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LIC. FRANCISCO BURCIAGA MOLINAR NOTARIO PUBLICO No. TREINTA Cd. Juárez, Chih. DISTRITO BRAVOS

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al cual se otorga el poder consignado en el presente instrumento esta incluido dentro de sus fines corporativos, según se desprende de las documentales que al efecto exhibió el compareciente, misma que tuve a la vista y a las que me remito.

IV.- Que tuve en mi poder todos los documentos de los cuales se desprende la legal constitución de la persona moral que representa el compareciente John S. Garnett y respondo por su autenticidad.

V.- Que el otorgante, bajo protesta de decir verdad manifestó que su nombre es John S. Garnett, originario de Norwalk, Connecticut de nacionalidad estadounidense, estado civil casado (si casado(a) nombre del cónyuge Doris Garnett, lugar y fecha del matrimonio Alemania, al 1 de noviembre de 1971 de ocupación Tesorero de 50 años de edad, originario de Virginia con domicilio en Connecticut.

VI.- Que el señor John S. Garnett a efecto de hacer constar su identidad me exhibe y doy fe tener a la vista un documento idóneo que devuelvo a su representante.

VII.- Que el otorgante me manifestó, bajo protesta de decir verdad que las facultades con que comparece no le han sido limitadas o revocadas, y que no ha variado la capacidad legal de su representada para este acto.

VIII.- Que el artículo 2554 (dos mil quinientos cincuenta y cuatro) del Código Civil del Distrito Federal de los Estados Unidos Mexicanos y su correlativo el artículo 2453 (dos mil cuatrocientos cincuenta y tres) del Código Civil vigente para el Estado de Chihuahua, Estados Unidos Mexicanos, son del tenor literal siguiente:

"En todos los poderes generales para pleitos y cobranzas, bastara que se diga que se otorga con todas las facultades generales y las especiales que requieran cláusula especial conforme a la ley, para que se entiendan conferidos sin limitación alguna.

En los poderes generales para administrar bienes, bastara expresar que se dan con ese carácter para que el apoderado tenga toda clase de facultades administrativas.

En los poderes generales para ejercer actos de dominio, bastara que se den con ese carácter para que el apoderado tenga todas las facultades subject matter hereof is granted, is included in its corporate purposes, according to the documents that for such purpose the appearing party has shown, same that I have seen and to which I hereby refer.

IV.- That I have seen all the documents from which the legal incorporation of the entity hereby represented by the appearing party John S. Garnett is evidenced and I certify their authenticity.

V.- That the granting party, under oath declared that his name is John S. Garnett of Norwalk, Connecticut nationality of United States of America, of married marital status (if married) name of the spouse Doris Garnett and place and date of marriage Germany, November 1, 1971), of Treasury occupation, of 50 years of age, originary of Virginia with domicile in Connecticut.

VI.- That Mr. John S. Garnett in order to evidence his identity shows, and I give faith of having before me the proper document for such purpose same that I return to its holder.

VII.- That the granting party declares under oath that the authorities with which he appears have not been limited nor revoked, and that the legal authority of its principal to grant this power has not changed.

VIII.- That Article 2554 (two thousand five hundred fifty four) of the Civil Code for the Federal District of the United Mexican States and its correlative 2453 (two thousand four hundred fifty three) of the Civil Code in force for the State of Chihuahua United Mexican States, read as follows:

In all the general powers for lawsuits and collections, it shall be enough to mention that they are granted with all the general authorities and the special authorities that require specific clause pursuant to law, to be understood as granted without limitation whatsoever.

In the general powers to manage assets, it will be enough to express that they are granted with that character, for the attorney to have all kind of administrative authorities.

In the general powers to exercise act of domain, it shall be enough for them to be granted with that character for the attorney to

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de dueño, tanto en lo relativo a los bienes, como para hacer toda clase de gestiones a fin de defenderlos.

Cuando se quieran limitar, en los tres casos antes mencionados las facultades de los apoderados, se consignaran las limitaciones o los poderes serán especiales.

Los notarios insertaran este artículo en los testimonios de los poderes que otorguen".

IX.- Que leí el presente documento al otorgante y le explique su valor y fuerza legal.

X.- Que una vez que el otorgante manifestó su conformidad con el contenido del presente documento, lo ratificó y firmó ante mi, en esta fecha.

El anterior instrumento que consta de cuatro páginas fue firmado y ratificado ante mi, Mary Ellen Antonacci por John S. Garnett con el carácter arriba indicado en este día 22 del mes de enero de mil novecientos noventa y 96 en fe de lo anterior, plasmo mi firma y sello de Notario.

have all the authorities of an owner with regard to the assets, and to carry out any kind of proceedings to defend such assets.

When the authorities of the attorneys are to be limited in the aforementioned cases, the limitations shall be included or the powers shall be special.

The Notaries shall insert this article in the testimonies of powers that they grant".

IX.- That I read this document to the granting party and I explained him its scope and legal force.

X.- That once the granting party declared its conformity with the content of this document, he ratified and executed it before me on this date.

The foregoing instrument which includes four pages was executed and ratified before me Mary Ellen Antonacci, by John S. Garnett on his capacity herein above mentioned in this day 22 of January of 1996 and in witness thereof, I stamp my signature and notary seal.

SIGNATURE

Mr. John S. Garnett

NOTARIO PUBLICO PARA EL ESTADO DE ____________

Mi comisión expira el ________ del mes de ______________ de mil novecientos noventa y ____________.

Mary Ellen Antonacci
NOTARY PUBLIC FOR THE STATE OF Connecticut

My commission expires on June 30th of June of 19 99.

APOSTILLE
(Convention de La Haye du 5 Octobre 1961)

STATE OF CONNECTICUT
COUNTY OF FAIRFIELD } ss. STAMFORD

I, ETHEL K. FELDMAN, Assistant, Clerk of the Town of Stamford

in said County, do hereby certify that Mary Ellen Antonacci by and before whom the foregoing (or annexed) acknowledgment was taken, was at the time of taking the same a notary public (or other officer) residing (or authorized to act) in said County, and was authorized by the laws of said State to take and certify acknowledgments in said State, and, further, that I believe that the signature to the certificate of acknowledgment is genuine.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the seal of the State and Town this 22nd day of January 1996

PODER JUDICIAL DEL ... JUZGADO ...

Lic. Jorge Antonio Alvarez Compean
Notario Público Número Dieciocho
y del Patrimonio Inmueble Federal
Distrito Judicial Bravos
Cd. Juárez, Chihuahua

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ESC. 2067 VOL. 87 CURINO

COTEJADO F.B.M.

Estado de Connecticut )
Condado de Fairfield )

En el Condado de Fairfield del Estado de Connecticut, Estados Unidos de América, a los 22 días del mes de enero, de 1996, ante mi Mary Ellen Antonacci Notario Público debidamente autorizado para actuar en el Estado de Connecticut, Estados Unidos de América, compareció el señor Vincent J. Cole y manifestó:

Que por medio del presente instrumento y actuando en nombre y representación de LEXMARK MEXICO HOLDING COMPANY, INC. sociedad constituida conforme a las leyes de los Estados Unidos de América, quien me acredito sus facultades y la legal existencia de la sociedad que representa con los documentos a que con posterioridad se hará referencia, comparece a otorgar un Poder Especial en favor de JULIO HUMBERTO GAYOU MADRIGAL para que en nombre y representación de LEXMARK MEXICO HOLDING COMPANY, INC. realice los siguientes actos:

a) Comparezca, ante el Notario Público de su elección en la República Mexicana, a otorgar el acta constitutiva de una sociedad anónima, con las características que le ha comunicado el mandante;

b) Suscriba y pague total o parcialmente en el acto de la constitución o posteriormente 999 acciones representativas del capital social;

c) Celebre con la Secretaria de Relaciones Exteriores el convenio a que se refiere la fracción I del Artículo 27 de la Constitución Polícica de los Estados Unidos Mexicanos, respecto de dicha sociedad por constituirse y de las acciones que suscriba en nombre del otorgante;

d) Convenga y otorgue todos los demás términos y condiciones de la escritura constitutiva y estatutos de la sociedad, y para que designe a los consejeros, comisarios, funcionarios y apoderados que fuere necesario o conveniente para el funcionamiento de la sociedad y para que fije las atribuciones y obligaciones de las personas antes mencionadas; conforme a instrucciones del Mandante;

e) En general, haga todo cuanto sea necesario a fin de constituir legalmente la sociedad a que este poder se refiere, según instrucciones del Mandante.

El presente poder se otorga de conformidad con lo establecido por el Protocolo sobre Uniformidad del Régimen Legal de los poderes, aprobado en la Resolución XLVIII de la Séptima Conferencia Internacional Americana de la Unión Panamericana, abierto a la firma en la sede de la Organización de

State of Connecticut )
County of Fairfield )

In the county of Fairfield, State of Connecticut, United States of America being the 22 day of January, 1996, before me Mary Ellen Antonacci, Notary Public duly authorised to act in the State of Connecticut, United States of America, Mr. Vincent J. Cole appeared and declared:

That through this instrument and acting on the name and behalf of LEXMARK MEXICO HOLDING COMPANY, INC. a company incorporated pursuant to the laws of the United States of America, proving his authorities and the legal existence of the company he is representing with the documents hereinafter referred to, appears herein to grant a special power of attorney to JULIO HUMBERTO GAYOU MADRIGAL, for him to carry out the following acts, on behalf and in the name of LEXMARK MEXICO HOLDING COMPANY, INC.:

a) Appear before the Notary Public of his choice in the Mexican Republic, to execute the deed of incorporation of a Mexican corporation, with the characteristics which the Principal has advised him;

b) Subscribe and totally or partially pay for at the time of organization or at a later time 999 shares of the corporate capital of said company;

c) Enter into the agreement with the Ministry of Foreign Affairs of Mexico which is referred to in section I of Article 27 of the Constitution with regard to the company to be organized and the shares subscribed on the grantors behalf;

d) Agree on and execute all the other terms and conditions of the articles of incorporation and by-laws of the company, and appoint the directors, examiners, officers and attorneys-in-fact which might be necessary or advisable for the operation of the company, and establish the powers and duties of the persons mentioned hereinabove, pursuant to the instructions from his principal;

e) In general, do everything necessary to legally organize the corporation to which this power of attorney refers, as per instructions of the principal.

This power of attorney is granted pursuant to the Protocol of Uniformity of the Legal Regime of the powers of attorney approved in the XLVIII resolution of the Seventh International American Conference of the Panamerican Union, open to its execution in the location of the

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la de sustitución y a la fecha existe validamente y que el acto en relación al cual se otorga el poder consignado en el presente instrumento esta incluido dentro de sus fines corporativos, según se desprende de las documentales que al efecto exhibió el compareciente, misma que tuve a la vista y a las que me remito.

this date it validly exists and that the act in relation to which the power subject matter hereof is granted, is included in its corporate purposes, according to the documents that for such purpose the appearing party has shown, same that I have seen and to which I hereby refer.

IV.- Que tuve en mi poder todos los documentos de los cuales se desprende la legal constitución de la persona moral que represente el compareciente Vincent J. Cole y respondo por su autenticidad.

IV.- That I have seen all the documents from which the" legal incorporation of the entity hereby represented by the appearing party Vincent J. Cole is evidenced and certify their authenticity.

V.- Que el otorgante, bajo protesta de decir verdad manifestó que su nombre es Vincent J. Cole de nacionalidad estadounidense, de estado civil casado, (si casado(a) nombre del conyuge Lenore Cole, lugar y fecha de matrimonio Connecticut, el 14 de mayo de 1934, de ocupación Abogado de 33 años de edad, originario de New York con domicilio en Connecticut.

V.- That the granting party, under oath declared that his name is Vincent J. Cole of United States of America nationality, married, of marital status (if married, name of the spouse Lenore Cole and place and date of marriage Connecticut, May 14, 1934), of Attorney occupation, 33 years of age, originary of New York with domicile in Connecticut.

VI.- Que el Vincent J. Cole a efecto de hacer constar su identidad me exhibe y doy fe tener a la vista un documento idóneo que devuelvo a su representante.

VI.- That Vincent J. Cole in order to evidence his identity shows, and I give faith of having before me the proper document for such purpose same that I return to its holder.

VII.- Que el otorgante me manifestó, bajo protesta de decir verdad, que las facultades con que comparece no le han sido limitadas o revocadas, y que no ha variado la capacidad legal de su representada para otorgar este acto.

VII.- That the granting party declares under oath that the authorities with which he appears have not been limited nor revoked, and that the legal authority of its principal to grant this power has not changed.

VIII.- Que el artículo 2554 (dos mil quinientos cincuenta y cuatro) del Código Civil del Distrito Federal de los Estados Unidos Mexicanos y su correlativo el artículo 2453 (dos mil cuatrocientos cincuenta y tres) del Código Civil vigente para el Estado de Chihuahua, Estados Unidos Mexicanos, son del tenor literal siguiente:

VIII.- That Article 2554 (two thousand five hundred fifty four) of the Civil Code for the Federal District of the United Mexican States and its correlative 2453 (two thousand four hundred fifty three) of the Civil Code in force for the State of Chihuahua United Mexican States, read as follows:

"En todos los poderes generales para pleitos y cobranzas, bastara que se diga que se otorga con todas las facultades generales y las especiales que requieran cláusula especial conforme a la ley, para que se entiendan conferidos sin limitación alguna.

In all the general powers for lawsuits and collections, it shall be enough to mention that they are granted with all the general authorities and the special authorities that require specific clause pursuant to law, to be understood as granted without limitation whatsoever.

En los poderes generales para administrar bienes, bastara expresar que se dan con ese carácter para que el apoderado tenga toda clase de facultades administrativas.

In the general powers to manage assets, it will be enough to express that they are granted with that character, for the attorney to have all kind of administrative authorities.

En los poderes generales para ejercer actos de dominio, bastara que se den con ese carácter para que el

In the general powers to exercise act of domain, it shall be enough for them to be granted with

Lic. Jorge Antonio Alvarez Compean
Notario Público Número Dieciocho
y del Patrimonio Inmueble Federal
Distrito Judicial Bravos
Cd. Juárez, Chihuahua

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LIC. FRANCISCO BURCIAGA MOLINAR NOTARIO PUBLICO No. TREINTA Cd. Juárez, Chih. DISTRITO BRAVOS

COTEJADO F.B.M.

la de sustitución y a la fecha existe validamente y que el acto en relación el cual se otorga el poder consignado en el presente instrumento esta incluido dentro de sus fines corporativos, según se desprende de las documentales que al efecto exhibió el compareciente, misma que tuve a la vista y a las que me remito.

IV.- Que tuve en mi poder todos los documentos de los cuales se desprende la legal constitución de la persona moral que representa el compareciente Vincent J. Cole y respondo por su autenticidad.

V.- Que el otorgante, bajo protesta de decir verdad manifestó que su nombre es Vincent J. Cole de nacionalidad estadounidense, de estado civil casado, (si casado(a) nombre del cónyuge Lenore Cole, lugar y fecha de matrimonio Connecticut, el 14 de mayo de 1934 de ocupación Abogado de 33 años de edad, originario de New York con domicilio en Connecticut.

VI.- Que el Vincent J. Cole a efecto de hacer constar su identidad me exhibe y doy fe tener a la vista un documento idóneo que devuelvo a su representante.

VII.- Que el otorgante me manifestó, bajo protesta de decir verdad, que las facultades con que comparece no le han sido limitadas o revocadas, y que no ha variado la capacidad legal de su representada para otorgar este acto.

VIII.- Que el artículo 2554 (dos mil quinientos cincuenta y cuatro) del Código Civil del Distrito Federal de los Estados Unidos Mexicanos y su correlativo el artículo 2453 (dos mil cuatrocientos cincuenta y tres) del Código Civil vigente para el Estado de Chihuahua, Estados Unidos Mexicanos, son del tenor [illegible] siguiente:

"En todos los poderes generales para pleitos y cobranzas, bastara que se diga que se otorga con todas las facultades generales y las especiales que requieran cláusula especial conforme a la ley, para que se entiendan conferidos sin limitación alguna.

En los poderes generales para administrar bienes, bastara expresar que se dan con ese carácter para que el apoderado tenga toda clase de facultades administrativas.

En los poderes generales para ejercer actos de dominio, bastara que se den con ese carácter para que el this date it validly exists and that the act in relation to which the power subject matter hereof is granted, is included in its corporate purposes, according to the documents that for such purpose the appearing party has shown, same that I have seen and to which I hereby refer.

IV.- That I have seen all the documents from which the legal incorporation of the entity hereby represented by the appearing party, Vincent J. Cole is evidenced and I certify their authenticity.

V.- That the granting party, under oath declared that his name is Vincent J. Cole of United States of America nationality, married, of marital status (if married, name of the spouse Lenore Cole and place and date of marriage Connecticut, May 14, 1934), of Attorney occupation, of 33 years of age, originary of New York with domicile in Connecticut.

VI.- That Vincent J. Cole in order to evidence his identity shows, and I give faith of having before me the proper document for such purpose same that I return to its holder.

VII.- That the granting party declares under oath that the authorities with which he appears have not been limited nor revoked, and that the legal authority of its principal to grant this power has not changed.

VIII.- That Article 2554 (two thousand five hundred fifty four) of the Civil Code for the Federal District of the United Mexican States and its correlative 2453 (two thousand four hundred fifty three) of the Civil Code in force for the State of Chihuahua United Mexican States, read as follows:

In all the general powers for lawsuits and collections, it shall be enough to mention that they are granted with all the general authorities and the special authorities that require specific clause pursuant to law, to be understood as granted without limitation whatsoever.

In the general powers to manage assets, it will be enough to express that they are granted with that character, for the attorney to have all kind of administrative authorities.

In the general powers to exercise act of domain, it shall be enough for them to be granted with

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apoderado tenga todas las facultades de dueño, tanto en lo relativo a los bienes, como para hacer toda clase de gestiones a fin de defenderlos.

Cuando se quieran limitar, en los tres casos antes mencionados las facultades de los apoderados, se consignaran las limitaciones o los poderes serán especiales.

Los notarios insertaran este artículo en los testimonios de los poderes que otorguen".

IX.- Que leí el presente documento al otorgante y le expliqué su valor y fuerza legal.

X.- Que una vez que el otorgante manifestó su conformidad con el contenido del presente documento, lo ratificó y firmó ante mi, en esta fecha.

El anterior instrumento que consta de cuatro páginas fue firmado y ratificado ante mi, Mary Ellen Antonacci, por Vincent J. Cole con el carácter arriba indicado en este día 22 del mes de enero de mil novecientos noventa y 96, en fe de lo anterior, plasme mi firma y sello de Notario.

that character for the attorney to have all the authorities of an owner with regard to the assets, and to carry out any kind of proceedings to defend such assets.

When the authorities of the attorneys are to be limited in the aforementioned cases, the limitations shall be included or the powers shall be special.

The Notaries shall insert this article in the testimonies of powers that they grant".

IX.- That I read this document to the granting party and I explained him its scope and legal force.

X.- That once the granting party declared its conformity with the content of this document, he ratified and executed it before me on this date.

The foregoing instrument that includes four pages was executed and ratified before me Mary Ellen Antonacci, by Vincent J. Cole on his capacity herein above mentioned in this day 22 of January of 1996 and in witness thereof, I stamp my signature and notary seal.

SIGNATURE

Mr. Vincent J. Cole

NOTARIO PUBLICO PARA EL ESTADO DE

Mi comisión expira el 6/30/99 del mes de ________ de mil novecientos noventa y ________.

Mary Ellen Antonacci

NOTARY PUBLIC FOR THE STATE OF Connecticut

My commission expires on 6/30/98 of ________ of 19____.

APOSTILLE

(Convention de La Haye du 5 Octobre 1961)

STATE OF CONNECTICUT
COUNTY OF FAIRFIELD

ss. STAMFORD

I, ETHEL K. FELDMAN Assistant, Clerk of the Town of Stamford in said County, do hereby certify that Mary Ellen Antonacci by and before whom the foregoing (or annexed) acknowledgement was taken, was at the time of taking the same a notary public (or other officer) residing (or authorized to act) in said County, and was authorized by the laws of said State to take and certify acknowledgments in said State, and, further, that I believe that the signature to the certificate of acknowledgment is genuine.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the seal of the State and Town this 22nd day of January 1996

Lic. Jorge Antonio Alvarez Compean
Notario Público Número Dieciocho
y del Patrimonio Inmueble Federal
Distrito Judicial Bravos
Cd. Juárez, Chihuahua
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48

(68)

LIC. FRANCISCO BURCIAGA MOLINAR NOTARIO PUBLICO No. TREINTA Cd. Juárez, Chih. DISTRITO BRAVOS

...TERMINOS DEL ARTICULO 34 DE LA LEY DE INVERSION EXTRANJERA.

ESC. 3063 VOL. 97

SECRETARIA DE COMERCIO Y FOMENTO INDUSTRIAL. CINCO
DIRECCION GENERAL DE INVERSION EXTRANJERA.
REGISTRO NACIONAL DE INVERSIONES EXTRANJERAS
AV. INSURGENTES SUR Nº 1940 PISO 8.
COL. FLORIDA, MEXICO D. F. C.P. 01030
FAX: 229-65-07

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I. DATOS DEL NOTARIO PUBLICO

NOMBRE: ALVAREZ COMPEAN JORGE ANTONIO LIC.

NOTARIO PUBLICO Nº: DIECIOCHO DOMICILIO CALLE Y

NUMERO: AVENIDAS LERDO Y MALECON CENTRO EJECUTIVO LERDO 307-311

COLONIA: CUAUHTEMOC C.P. 32010 MUNICIPIO

O DELEGACION POLITICA: CD. JUAREZ

ENTIDAD FEDERATIVA: CHIHUAHUA

TELEFONO: 12-44-55 y 14-18-17 FAX: 15-35-38

II. DATOS GENERALES DE LA SOCIEDAD MEXICANA, DEL INVERSIONISTA EXTRANJERO O DE LA INSTITUCION FIDUCIARIA SUJETOS A INSCRIPCION EN EL R.N.I.E. QUE COMPARECEN ANTE EL NOTARIO PUBLICO.

NOMBRE, DENOMINACION O RAZON SOCIAL: "LEXMARK INTERNATIONAL", SOCIEDAD ANONIMA DE CAPITAL VARIABLE

DOMICILIO EN MEXICO. (EN CASO DE NO EXISTIR, SEÑALAR DOMICILIO EN EL EXTRANJERO).
CALLE Y NUMERO: PASEO SAN JERONIMO #1665-1

COLONIA: SAN JERONIMO C.P. 32500 MUNICIPIO

DELEGACION POLITICA: CD. JUAREZ

ENTIDAD FEDERATIVA: CHIHUAHUA

TELEFONO: 18-30-30 FAX: 18-30-01

III. DATOS DEL REPRESENTANTE LEGAL DEL COMPARECIENTE

NOMBRE: "LIC. ALEJANDRO GARZA MENJARES Y LIC. JULIO HUMBERTO GARCIA MADRIGAL

MUNICIPIO/ DELEGACION POLITICA Y ENTIDAD FEDERATIVA DONDE TIENE SU DOMICILIO:
CD. JUAREZ, CHIHUAHUA

C.P. 32500 TELEFONO: 18-30-30

FAX: 18-30-01 R.F.C. "GAMA-690118 y GAMJ-610902

IV. DATOS GENERALES DE LA INVERSION EXTRANJERA QUE INTERVIENE EN LOS ACTOS O HECHOS PRESENTADOS ANTE NOTARIO PUBLICO

ACTO O HECHO JURIDICO PROTOCOLIZADO O RECONOCIDO

(Anote número correspondiente al acto o hecho señalado en el punto VII):
ONCE

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En caso de haber anotado los números 1, 2, 3, 4, 10 u 11, especificar el acto o hecho:

PROTOCOLIZACION DEL PERMISO DE LA S.R.E., LOS ESTATUTOS SOCIALES Y LA EJECUCION DE LOS ACUERDOS TOMADOS EN LA ASAMBLEA CONSTITUYENTE DE LA SOCIEDAD "LEXMARK INTERNATIONAL", S.A. DE C.V. 2047/87

PAIS DE ORIGEN DE LA INVERSION EXTRANJERA Y SU PORCENTAJE DE PARTICIPACION

V. FECHA DE AUTORIZACION DEL INSTRUMENTO

24 DE ENERO DE 1996

VI. ACTOS O HECHOS JURIDICOS FORMALIZADOS ANTE NOTARIO PUBLICO EN LOS QUE INTERVIENEN SUJETOS DE INSCRIPCION EN EL REGISTRO NACIONAL DE INVERSIONES EXTRANJERAS DE CONFORMIDAD CON LOS ARTICULOS 32, 34 Y 35 DE LA LEY DE INVERSION EXTRANJERA

1. CONSTITUCION DE SOCIEDADES MERCANTILES, SOCIEDADES Y ASOCIACIONES CIVILES MEXICANAS, EN LAS QUE PARTICIPE LA INVERSION EXTRANJERA.
2. MODIFICACION DE SOCIEDADES MERCANTILES, SOCIEDADES Y ASOCIACIONES CIVILES.
3. TRANSFORMACION DE SOCIEDADES MERCANTILES, SOCIEDADES Y ASOCIACIONES CIVILES.
4. DISOLUCION O LIQUIDACION DE SOCIEDADES MERCANTILES, SOCIEDADES Y ASOCIACIONES CIVILES.
5. ESTABLECIMIENTO EN MEXICO DE SUCURSALES POR PARTE DE INVERSIONISTAS EXTRANJEROS.
6. PARTICIPACION O ESTABLECIMIENTO DE PERSONAS FISICAS O MORALES EXTRANJERAS QUE REALICEN HABITUALMENTE ACTOS DE COMERCIO EN MEXICO.
7. CONSTITUCION Y MODIFICACION DE FIDEICOMISOS DE ACCIONES O PARTES SOCIALES DE LOS QUE SE DERIVEN DERECHOS A FAVOR DE LA INVERSION EXTRANJERA.
8. CONSTITUCION Y MODIFICACION DE FIDEICOMISOS SOBRE BIENES INMUEBLES DE LOS QUE SE DERIVEN DERECHOS A FAVOR DE LA INVERSION EXTRANJERA.
9. CONSTITUCION Y MODIFICACION DE FIDEICOMISOS DE INVERSION NEUTRA EN LOS QUE SE DERIVEN DERECHOS A FAVOR DE LA INVERSION EXTRANJERA.
10. CONTRATOS DE ASOCIACION EN PARTICIPACION, RECONOCIMIENTO DE FIRMAS, RATIFICACIONES, NOTIFICACIONES, COTEJOS DE FIRMAS, INTERPELACIONES U OTORGAMIENTO DE PODERES.
11. OTROS

LOS DATOS PROPORCIONADOS SE DECLARAN BAJO PROTESTA DE DECIR VERDAD

FIRMA DEL NOTARIO PUBLICO

SELLO NOTARIAL

PODER JUDICIAL D... JUZGADO 10 SECCION ... CD. JU...

Lic. Jorge ... Juárez Ostri... Notario P...

NOTAS:

En caso de que en un acto u hecho jurídico comparezcan más de un sujeto obligado a inscripción en el R.N.I.E., este aviso deberá presentarse en forma individual, conteniendo información correspondiente a cada compareciente, por lo que se deberán presentar la misma cantidad de avisos que de sujetos de inscripción que intervienen en el acto o hecho que se formalice.

En caso de insuficiencia de espacio para manifestar los datos requeridos, se deberán presentar los anexos necesarios.

SECOFI-DGIE

Lic. Jorge Antonio Alvarez Compean
Notario Público Número Dieciocho
y del Patrimonio Inmueble Federal
Distrito Judicial Bravos
Cd. Juárez, Chihuahua

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ESC. | 2067 VOL. 87 SEIS

# DECLARACION NOTARIAL GOBIERNO DEL ESTADO DE CHIHUAHUA

C. RECAUDADOR DE RENTAS EN CD. JUAREZ, CHIH., DIA 06 MES FEBRERO 1996
PARA SU CONOCIMIENTO QUE ANTE MI SE OTORGO LA ESCRITURA CUYOS DATOS SON:

| ESCRITURA | FECHA DE ELABORACION | FECHA DE FIRMA | VOLUMEN |
|---|---|---|---|
| 2067 | 24 DE ENERO DE 1996 | 24 ENERO 1996 | 87 |

ACTOS JURIDICOS QUE CONTIENE

PROTOCOLIZACION DEL PERMISO DE LA SECRETARIA DE RELACIONES EXTERIORES, DE LOS ESTATUTOS SOCIALES Y LA EJECUCION DE LOS ACUERDOS TOMADOS EN LA ASAMBLEA CONSTITUYENTE, QUE SE REFIEREN A LA SOCIEDAD DENOMINADA "LEXMARK INTERNATIONAL", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, CON DOMICILIO EN ESTA CIUDAD, CON UN CAPITAL DE $50,000.00 M.N., CON DURACION DE 99 AÑOS.

| OTORGANTES (APELLIDO PATERNO / MATERNO / NOMBRES) | CARACTER DEL OTORGANTE EN EL ACTO |
|---|---|
| GARZA MINJARES ALEJANDRO LIC. en su carácter de Apoderado de la sociedad denominada "LEXINGTON TOOLING CORPORATION". | COMPARECIENTES |
| GAYOU MADRIGAL JULIO HUMBERTO LIC. en su carácter de Apoderado de la sociedad denominada "LEXMARK MEXICO HOLDING COMPANY", INC. | |

DATOS DEL NOTARIO

| APELLIDO PATERNO, MATERNO NOMBRE | | SELLO DE AUTORIZACION |
|---|---|---|
| ALVAREZ COMPEAN JORGE ANTONIO LIC. | | |
| R.F.C. AACJ-480913-EH6 | FIRMA | |
| NUM. DE NOTARIO Y DISTRITO JUDICIAL DIECIOCHO BRAVOS | | |

OPERACION EXCENTA Y PRECEPTO LEGAL QUE LO ESTABLECE

PRECEPTO LEGAL QUE ESTABLECE EL PAGO DEL IMPUESTO
CONSTITUCION: DE CONFORMIDAD CON EL ARTICULO 305 FRACCION I DEL CODIGO FISCAL DEL ESTADO $ 37.50
MANDATOS: DE CONFORMIDAD CON EL ART. 305 FRACC. IV DEL CODIGO FISCAL DEL ESTADO. $115.60
PROTOCOLIZACION: DE CONFORMIDAD CON EL ARTICULO 305 FRACCION VII DEL CODIGO FISCAL DEL ESTADO $ 21.25

ADEUDOS ANTERIORES

| PREDIAL | OTROS |
|---|---|
| | |

RECAUDACION DE RENTAS
PAGADO
12 SELLO

| | LIQUIDACION |
|---|---|
| IMP. SOBRE ACTOS JURIDICOS | $174.35 |
| IMPTO. UNIV. | $ 6.97 |
| TOTAL | $181.32 |

FIRMA DEL CAJERO RECIBIDOR

GHO'

FORMA OFICIAL: DOF-62-01

COTEJADO F.B.M.

COTEJADO

Lic. Jorge Ant
Notario Públi
Distrito
Ciudad

# CERTIFICADO DE INGRESOS
RECAUDACIÓN DE RENTAS

998384

| RECAUDACIÓN DE RENTAS EN | FECHA | HORA | | CAJA | | No. DE RANGOS |
|---|---|---|---|---|---|---|
| 36 JUAREZ | 23/02/96 | 11:12 AM | 31 | APR | 96/021481 | Pag 1/1 |

DIVERSOS INGRESOS

| CONCEPTO | CANTIDAD |
|---|---|
| CONTRIBUYENTE: ALVAREZ COMPEAN JORGE ANTONIO | |
| SOBRE ACTOS JURIDICOS | 174.32 |
| IMPUESTO UNIVERSITARIO | 6.98 |

RECAUDACION DE RENTAS
A G A D
12 FEB 1996
CD. JUAREZ, CHIH.
T-8 CAJA T-8

SUBTOTAL $ 181.32

45 (SON CIENTO OCHENTA Y UN PESOS 32/100 M.N.)

TOTAL $ 181.32

Chihuahua
GOBIERNO DEL ESTADO Dirección General de Finanzas y Administración

CONTRIBUYENTE

Lic. Jorge Antonio Alvarez Compean
Notario Público
Distrito Juárez
Ciudad Juárez

Lic. Jorge Antonio Alvarez Compean
Notario Público Número Dieciocho
y del Patrimonio Inmueble Federal
Distrito Judicial Bravos
Cd. Juárez, Chihuahua
- 26 -

ES PRIMER TESTIMONIO SACADO DE SU MATRIZ QUE SE EXPIDE PARA USO DE LA SOCIEDAD DENOMINADA "LEXMARK INTERNACIONAL", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, VA EN VEINTISEIS FOJAS UTILES DEBIDAMENTE FOLIADAS, SELLADAS, COTEJADAS Y RUBRICADAS, A LOS DOCE DIAS DEL MES DE FEBRERO DE MIL NOVECIENTOS NOVENTA Y SEIS, EN CIUDAD JUAREZ, DISTRITO JUDICIAL BRAVOS, ESTADO DE CHIHUAHUA.- DOY FE.- - - - - - - - - - - - - - - - - -

COTEJADO F.B.M.

EL NOTARIO PUBLICO NUMERO DIECIOCHO:

LIC. JORGE ANTONIO ALVAREZ COMPEAN.

COTEJADO COTEJADO COTEJADO

Lic. Jorge Antonio Alvarez Compean
Notario Público Número Dieciocho
Distrito Judicial Bravos

LIC. FRANCISCO BURCIAGA MORALES
NOTARIO PUBLICO No. TREINTA
Cd. Juárez, Chih.
DISTRITO BRAVOS

Sociedad
REGISTRADO bajo el Núm. 144 a fojas 53
del Libro Núm. 1010 en trámite de la Sección Comercio
Cd. Juárez, Chih., a 29 de mayo de 1996 Doy fé.
EL REGISTRADOR.

Lic. FRANCISCO JAVIER REZA PACHECO

ESTADO LIBRE Y SOBERANO DE CHIHUAHUA

Poder: Julio Ernesto Loyen Madrigal y otros
REGISTRADO bajo el Núm. 1147 a fojas 55
del Libro Núm. 1010 en trámite de la Sección Comercio
Cd. Juárez, Chih., a 29 de mayo de 1996 Doy fé.
EL REGISTRADOR.

ESTADO LIBRE Y SOBERANO DE CHIHUAHUA

LIC. FRANCISCO JAVIER REZA PACHECO

## CERTIFICACION

EL SUSCRITO LICENCIADO JORGE ANTONIO ALVAREZ COMPEAN, NOTARIO PUBLICO NUMERO DIECIOCHO EN ACTUAL EJERCICIO PARA ESTE DISTRITO, HAGO CONSTAR Y CERTIFICO: ---------------

"Que la presente fotocopia que consta de VEINTISEIS foja(s) útil(es) es fiel y exacta tomada de su original que tengo a la vista y al cual me remito, y que fué debidamente cotejada y compulsada concordando en todas sus partes".-- DOY FE.

LO ANTERIOR SE HACE CONSTAR A SOLICITUD DE PARTE INTERESADA EN CIUDAD JUAREZ, DISTRITO BRAVOS, ESTADO DE CHIHUAHUA, A LOS DIECINUEVE DIAS DEL MES DE JUNIO DE MIL NOVECIENTOS NOVENTA Y SEIS ------

EL NOTARIO PUBLICO NUMERO DIECIOCHO

LIC. JORGE ANTONIO ALVAREZ COMPEAN

Lic. Jorge Antonio Alvarez Compeán
Notario Público Número Dieciocho
Distrito Judicial Bravos
Ciudad Juárez, Chih.

(27)

51

-----------------CERTIFICACION-----------------

EL SUSCRITO LICENCIADO JORGE ANTONIO ALVAREZ COMPEAN, NOTARIO PUBLICO NUMERO DIECIOCHO EN ACTUAL EJERCICIO PARA ESTE DISTRITO, HAGO CONSTAR Y CERTIFICO:-----------------

"Que la presente fotocopia que consta de VEINTISEIS foja (s) útil (es), es fiel y exacta tomada de su original que tengo a la vista y al cual me remito, y que fué debidamente cotejada y compulsada, concordando en todas sus partes".- DOY FE.-----------------------------------

COTEJADO F.B.M.

LO ANTERIOR SE HACE CONSTAR A SOLICITUD DE LA PARTE INTERESADA, EN CIUDAD JUAREZ, DISTRITO BRAVOS, ESTADO DE CHIHUAHUA A LOS VEINTICINCO DIAS DEL MES DE ABRIL DEL AÑO DOS MIL.-

EL NOTARIO PUBLICO NUMERO DIECIOCHO:

LIC. JORGE ANTONIO ALVAREZ COMPEAN.

LIC. JORGE A. ALVAREZ COMPEAN
ESTADOS UNIDOS MEXICANOS
NOTARIO PUBLICO 18
CD. JUAREZ, DISTRITO BRAVOS, CHIH.

EL C. LIC. FRANCISCO BURCIAGA MOLINAR, NOTARIO PUBLICO NUMERO TREINTA PARA ESTE DISTRITO JUDICIAL BRAVOS, ESTADO DE CHIHUAHUA HACE CONSTAR Y CERTIFICA:--------------------
QUE LA PRESENTE COPIA EN 27 HOJAS COINCIDE FIEL Y EXACTAMENTE CON EL DOCUMENTO ORIGINAL QUE TUVE A LA VISTA Y AL CUAL ME REMITO.-----------------
SE EXTIENDE LA PRESENTE CERTIFICACION A SOLICITUD DE PARTE INTERESADA EN ESTA CIUDAD JUAREZ, CHIH., A LOS 19 DIAS DEL MES DE FEBRERO DEL AÑO 2007 DOY FE.------

EL NOTARIO PUBLICO NUMERO TREINTA

LIC. FRANCISCO BURCIAGA MOLINAR

LIC. FRANCISCO BURCIAGA MOLINAR
NOTARIO PUBLICO No. TREINTA
Cd. Juárez, Chih.
DISTRITO BRAVOS

Exhibit B

| APELLIDO PATERNO / APELLIDO MATERNO / NOMBRE | CLAVE CATASTRAL | RECAUDACION | | FECHA |
|---|---|---|---|---|
| MARK INTERNACIONAL, S.A. de C.V. | 2-717-13-70 | CD. JUAREZ, CHIH. | | JUL.-98 |
| UBICACION DEL PREDIO | ESCALA | SUP TOTAL | SUP CONSTRUIDA | |
| Lote No. 3 MANZ. "A" PARQUE INDUSTRIAL SOLVARCAR | 1 : 2000 | 22,114.5852m2 | | |

LOTE No. 4
LOTE No. 1
CIRCUITO INTERIOR
LIBRAMIENTO AEROPUERTO
1
2
3
4
5
6
7
8
9
10
11
12

| LADOS | RUMBOS | DISTANCIA |
|---|---|---|
| 1 - 2 | SE.39°37'36" | 98.0201m |
| 2 - 3 | R= 51.50m ANG.=SE.49°01'29" | C= 16.8192m LC= 16.8949m |
| 3 - 4 | R= 16.81m ANG.= NW.87°38'10" | C= 16.4065m LC= 17.1416m |
| 4 - 5 | R= 51.50m ANG.= NE.55°45'10" | C= 16.8192m LC= 16.8949m |
| 5 - 6 | NE. 47°13'02" | 10.0125 m |
| 6 - 7 | NE. 44°21'17" | 52.0075m |
| 7 - 8 | R= 62.50m ANG.= NE. 47°12'36" | C= 6.2267m LC= 6.2293m |
| 8 - 9 | NE.50°05'55" | 29.1895 m |
| 9 - 10 | R= 57.50m ANG.= NE.47°12'36" | C= 5.7286 m LC.= 5.7309m |
| 10 - 11 | NE.44°21'17" | 42.0423 m |
| 11 - 12 | NW.45°38'43" | 133.2119 m |
| 12 - 1 | SW.44°21'17" | 163.3196 m |

Ing. Jesus Jose Sola Venegas
R.F.D.C. SOVJ-490109
CED. PROF. No. 287243
CED. EST. No. 4451-23
PERITO VALUADOR C.N.B. No. 1955
TEL. 17-72-99 Cd. Juarez Chih. Mex.

Exhibit C

| APELLIDO PATERNO APELLIDO MATERNO NOMBRE | CLAVE CATASTRAL | RECAUDACION | FECHA |
| --- | --- | --- | --- |
| LEXMARK INTERNACIONAL, S.A. de C.V. | 2-717-13-72 | CD. JUAREZ, CHIH. | JUL.-99 |
| UBICACION DEL PREDIO | ESCALA | SUP. TOTAL | SUP. CONSTRUIDA |
| LOTE No. 4 MANZ. "A" PARQUE INDUSTRIAL SALVARCAR | 1 : 2,000 | 19,170.4567 $m^2$ | |

LOTE No. 6
LOTE No. 2
LOTE No. 3
4
3
2
150.4358 m
NW.45°38'43"
122.20 m
163.3196 m
SW.44°21'17"
SE.39°37'36"
128.8773 m
NE.44°21'17"
98.0201 m
P.P.
CIRCUITO INTERIOR
LIBRAMIENTO AEROPUERTO

ES COPIA PLANO No. 626/99

Exhibit D

# PLANO CATASTRAL

| APELLIDO PATERNO | APELLIDO MATERNO | NOMBRE | CLAVE CATASTRAL | FECHA |
|---|---|---|---|---|
| LEXMARK | INTERNACIONAL, S.A DE C.V. | | 2-717-13-70 | NOVIEMBRE DEL 2005 |

| UBICACION DEL PREDIO | ESCALA | SUP. TERRENO | SUP. CONSTRUCCION |
|---|---|---|---|
| LIBRAMIENTO AEROPUERTO Y CIRCUITO INTERIOR PARQUE INDUSTRIAL SALVARCAR (LEXMARK) | 1:2000 | 22,114.5852 M2 | 8,607.67 M2 |

NORTE
LEXMARK
LEXMARK
133.2119 M
MEZANINE
OFICINAS PLANTA ALTA
163.3196 M
98.0201 M
CIRCUITO INTERIOR
LIBRAMIENTO AEROPUERTO

¡Es Tiempo de Juárez!
Gobierno Municipal 2004-2007

ARQ. MA. CONCEPCION PEÑA L.
CED. PROF. 1714773
JEFE DEL DEPARTAMENTO DE VALUACION
DIRECCION DE CATASTRO

NOTA: PLANO ELABORADO DE ACUERDO A ANTECEDENTES

# PLANO CATASTRAL

| APELLIDO PATERNO / APELLIDO MATERNO / NOMBRE | CLAVE CATASTRAL | FECHA |
| --- | --- | --- |
| LEXMARK INTERNACIONAL, S.A DE C.V. | 2-717-13-72 | NOVIEMBRE DEL 2005 |

| UBICACION DEL PREDIO | ESCALA | SUP. TERRENO | SUP. CONSTRUCCION |
| --- | --- | --- | --- |
| LIBRAMIENTO AEROPUERTO Y CIRCUITO INTERIOR PARQUE INDUSTRIAL SALVARCAR (LEXMARK) | 1:2000 | 19,170.4567 M2 | 4,786.98 M2 |

NORTE
CORDIS
CORDIS
122.20 M
150.4356 M
163.3196 M
122.8773 M
98.0201 M
LEXMARK
CIRCUITO INTERIOR
LIBRAMIENTO AEROPUERTO
P.P.

¡Es Tiempo de Juárez! Gobierno Municipal 2004 - 2007

ARQ. MA. CONCEPCION PEÑA L.
CED. PROF. 1714773
JEFE DEL DEPARTAMENTO DE VALUACION
DIRECCION DE CATASTRO

NOTA: PLANO ELABORADO DE ACUERDO A ANTECEDENTES

Exhibit E

950220

HOJA 1 DE 1

# CERTIFICADO DE LIBERTAD DE GRAVAMEN

**CERTIFICA:**

TIPO DE INMUEBLE: TERRENO URBANO
LOTE 3 MANZANA A
DENOMINACION: PARQUE INDUSTRIAL SALVARCAR
MUNICIPIO: JUAREZ
SUPERFICIE: 22,114.5852 METROS CUADRADOS
MEDIDAS Y COLINDANCIAS:
1 AL 2 98.2010 METROS CON LIBRAMIENTO AEROPUERTO
2 AL 3 LINEA CURVA 16.8192 METROS CON LIBRAMIENTO AEROPUERTO
3 AL 4 LINEA CURVA 17.1410 METROS CON LIBRAMIENTO AEROPUERTO
4 AL 5 LINEA CURVA 16.8940 METROS CON LIBRAMIENTO AEROPUERTO
5 AL 6 10.0120 METROS CON LIBRAMIENTO AEROPUERTO
6 AL 7 52.0070 METROS CON LIBRAMIENTO AEROPUERTO
7 AL 8 LINEA CURVA 6.2290 METROS CON LIBRAMIENTO AEROPUERTO
8 AL 9 29.1890 METROS CON LIBRAMIENTO AEROPUERTO
9 AL 10 LINEA CURVA 5.7300 METROS CON LIBRAMIENTO AEROPUERTO
10 AL 11 42.0420 METROS CON LIBRAMIENTO AEROPUERTO
11 AL 12 133.2110 METROS CON LOTE 1
12 AL 1 163.3190 METROS CON LOTE 4
CLAVE CATASTRAL: 717-13-70
USOS Y DESTINO:
I1 INDUSTRIAL MAQUILADORA
DERECHOS QUE AMPARA: 100.00% DE PROPIEDAD
REGISTRADO(A) CON FECHA 30 DE SEPTIEMBRE DE 1999 A NOMBRE DE :

---

LEXMARK INTERNACIONAL, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, .

---

BAJO LOS SIGUIENTES DATOS : INSCRIPCION 59 FOLIO 61 LIBRO 2722 DE SECCION PRIMERA.

-----FIN DEL CERTIFICADO-----

ESTADO LIBRE Y SOBERANO DE CHIHUAHUA
REGISTRO PUBLICO DE LA PROPIEDAD Y DEL COMERCIO
DISTRITO BRAVOS

LIC. HORTENSIA TREVIZO BERMUDEZ

EXPEDIDO EN CIUDAD JUAREZ, CHIHUAHUA EL DIA 8 DE JULIO DE 2011 10:28
CONTROL DE CERTIFICADO 08/07/2011 157 CERTIFICADO DE INGRESOS 2587046 ID:1971114H31
PAGADO POR: BUFETE JURIDICO Y ADMINISTRATIVO SC IMPORTE 150.00
***CIENTO CINCUENTA PESOS 0/100 M.N.***
COTEJO: JESUS MORA

Exhibit F

DIRECCION DEL REGISTRO PUBLICO DE LA PROPIEDAD Y DEL NOTARIADO	950224
HOJA 1 DE 1

CERTIFICADO DE LIBERTAD DE GRAVAMEN

EL C. ENCARGADO DE LA OFICINA DEL REGISTRO PUBLICO DE LA PROPIEDAD PARA EL DISTRITO JUDICIAL BRAVOS ESTADO DE CHIHUAHUA.

CERTIFICA:

TIPO DE INMUEBLE: TERRENO URBANO

LOTE 4 MANZANA A

DENOMINACION: PARQUE INDUSTRIAL SALVARCAR

MUNICIPIO: JUAREZ

SUPERFICIE: 19,170.4567 METROS CUADRADOS

MEDIDAS Y COLINDANCIAS:

1  AL  2    122.8770  METROS    CON  CIRCUITO INTERIOR

2  AL  3    163.3190  METROS    CON  LOTE 3

3  AL  4    122.2000  METROS    CON  LOTE 2

4  AL  1    150.4350  METROS    CON  LOTE 6

CLAVE CATASTRAL: 717-13-72

USOS Y DESTINO:

I1 INDUSTRIAL MAQUILADORA

DERECHOS QUE AMPARA: 100.00% DE PROPIEDAD

REGISTRADO (A) CON FECHA 30 DE SEPTIEMBRE DE 1999 A NOMBRE DE:

LEXMARK INTERNACIONAL SOCIEDAD ANONIMA DE CAPITAL VARIABLE,, .

BAJO LOS SIGUIENTES DATOS: INSCRIPCION 60 FOLIO 62 LIBRO 2722 DE SECCION PRIMERA.

NO REPORTA INSCRIPCION O ANOTACION ALGUNA QUE IMPONGA GRAVAMENES SOBRE EL BIEN INMUEBLE DETALLADO EN LA PARTE SUPERIOR.

-----FIN DEL CERTIFICADO-----

A SOLICITUD DE LA PARTE INTERESADA EXPIDO EL PRESENTE, DOY FE

LIC. HORTENSIA TREVIZO BERMUDEZ

EXPEDIDO EN CIUDAD JUAREZ, CHIHUAHUA EL DIA 8 DE JULIO DE 2011 10:31

CONTROL DE CERTIFICADO 08/07/2011 158 CERTIFICADO DE INGRESOS 2586993 ID:1161387H31

PAGADO POR: BUFETE JURIDICO Y ADMINISTRATIVO SC                                                 IMPORTE                            150.00

* * *CIENTO CINCUENTA PESOS 0/100 M.N.* * *

COTEJO: JESUS MORA

Exhibit G

PRESIDENCIA MUNICIPAL CD. JUAREZ, CHIH.	Dependencia: Depto: Num. de Oficio:	DIR. DE DESARROLLO URBANO ADMINISTRACION DEL DESARROLLO URBANO DDU/CZ-730/99
	ASUNTO:	CONSTANCIA DE ZONIFICACION DDU/CZ-730/99

LA DIRECCION DE DESARROLLO URBANO, DEL MUNICIPIO DE JUAREZ, ESTADO DE CHIHUAHUA, CON FUNDAMENTO EN LO DISPUESTO EN EL ARTICULO 112, PARRAFO PRIMERO DE LA LEY DE DESARROLLO URBANO, VIGENTE EN EL ESTADO; HACE CONSTAR QUE EL PREDIO CUYOS DATOS OBRAN EN EL PLANO CATASTRAL QUE A CONTINUACION SE DESCRIBE:

Superficie total:	41,285.0419 Mts[2].	Colind. al sur:	CALLE CIRCUITO INTERIOR
		Colind. al norte:	PROPIEDAD PARTICULAR
Clave Catastral:	2-717-13-70 Y 72	Colind. al oriente:	LIBRAMIENTO AEROPUERTO
		Colind. al poniente:	PROPIEDAD PARTICULAR

Y SEGUN LOS LINEAMIENTOS ESTABLECIDOS EN EL PLAN DIRECTOR DE DESARROLLO URBANO /95, Y POR LA UBICACION DEL PREDIO, SE CONSIDERA CON UNA ZONIFICACION PERMITIDA DE:

INDUSTRIA EN PARQUE (IP 0.50)

Y EN VIRTUD DE LA SOLICITUD PARA EL APROVECHAMIENTO EN EL DESARROLLO DE INSTALACIONES DEDICADAS A:

INDUSTRIA DE BAJO RIESGO. INDUSTRIA MAQUlLADORA

ESTA DIRECCION CONSIDERA FACTIBLE EL DESARROLLO DE DICHO PREDIO, TODA VEZ QUE NO VA EN CONTRA DE LO ESTABLECIDO EN LA TABLA DE COMPATIBILIDADES QUE MARCA EL PLAN DIRECTOR DE DESARROLLO URBANO; DEBIENDO CUMPLIR CON LAS OBSERVA CIONES QUE A CONTINUACION SE MENCIONAN:

☐ EDIFICACION -

RESPETAR LOS COEFICIENTES DE: OCUPACION DEL 0.50 Y DE UTILIZACION DEL 0.50

RESOLVER EL ESCURRIMIENTO PLUVIAL DENTRO DEL PREDIO

CONTAR CON BANQUETAS DE PROTECCION PEATONAL

RESPETAR UN LOTE MINIMO DE 18,000.00 MTS.2, CON UN FRENTE MINIMO DE 85.00 METROS

EL 30% DE LOS ESPACIOS LIBRES DE CONSTRUCCION DEBERAN CUBRIRSE DE MATERIAL PERMEABLE

CONTAR CON ESTACIONAMIENTO, AREA DE CARGA O DESCARGA Y PATIO DE MANIOBRAS, DENTRO DEL PREDIO

RESPETAR LAS NORMAS ESTABLECIDAS EN LOS REGLAMENTOS VIGENTES DE CONSTRUCCION Y ECOLOGIA.

☐ VIALIDADES -

RESPETAR EL DERECHO DE VIA DEL LIBRAMIENTO AEROPUERTO CON UNA SECCION DE 65.00 METROS

RESPETAR EL DERECHO DE VIA DE LA CALLE CIRCUITO INTERIOR

RESPETAR UN RADIO DE GIRO DE 16.00 METROS EN LA INTERSECCION DE LAS VIALIDADES

RESPETAR EL CARRIL DE INCORPORACION AL PREDIO CON UNA SECCION DE 3.50 METROS POR EL LIBRAMIENTO AEROPUERTO

EL ACCESO AL PREDIO DEBERA REALIZARSE POR LA CALLE CIRCUITO INTERIOR NO DEBERA REALIZAR

MANIOBRAS DE ESTACIONAMIENTO Y/O CARGA O DESCARGA SOBRE LA VIA PUBLICA.

☐ DICTAMENES -

TRAMITAR Y CUMPLIR CON EL DICTAMEN DE PROTECCION CIVIL

TRAMITAR Y CUMPLIR CON EL INFORME PREVENTIVO

CUMPLIR CON TODAS LAS MEDIDAS MARCADAS EN EL DICTAMEN DE LA JMAS

TRAMITAR EL CERTIFICADO DE OCUPACION

☐ RESTRICCIONES GENERALES -

RESPETAR UNA RESTRICCION AL FRENTE DE 10.00 METROS Y LATERALES Y DE FONDO DE 5.00 METROS

CONTAR CON LOS ELEMENTOS ARQUITECTONICOS NECESARIOS PARA MEJORAR LA IMAGEN URBANA DEL SECTOR

LA PRESENTE CONSTANCIA NO EXIME DE AFECTACIONES, DERECHOS DE VIA Y/O PASOS DE SERVIDUMBRE POR INFRAESTRUCTURA —

(LINEAS DE C.F.E., J.M.A.S., GASODUCTO Y OTROS)

RESPETAR LOS LINEAMIENTOS PARA LA COLOCACION DE ANUNCIOS

NO PODRA CAMBIAR A OTRO USO PRODUCTIVO, SIN AUTORIZACION EXPRESA DE ESTA DIRECCION.

Se extlende la presente constancia a petición de LEXMAR INTERNACIONAL, S.A. DE C.V., parte interesada; para los fines legales convenlentes, a los 30 dias del mes de Septiembre de 1999, en Cd. Juárez, Municipio de Juárez, Estado de Chihuahua.

ATENTAMENTE:
“SUFRAGIO EFECTIVO: NO REELECCION”

C. ARQ. JOSE ADRIAN SAENZ DIAZ
CONTRALOR DE DESARROLLO URBANO

Foto             42

c.c.p. Ventanilla Unica

            Archivo

A’JASD/A’EMC

Exhibit H

Lexmark Asset Listing

JULIO 27, 2011

No.	Qty	Equipment	Area	Comments
1	43	Tables for 4 people	Cafeteria
2	2	Walk through food heaters	Cafeteria
3	5	Patio tables for 4 people	Cafeteria
4	1	Ice machine	Cafeteria
5	3	Food Heaters “Banos Maria”	Cafeteria
6	3	Cold Tables	Cafeteria
7	1	Food Service Bar	Cafeteria
8	7	Stainless steel work tables	Cafeteria
9	4	Quick Cook Stove	Cafeteria
10	1	Frying Machine	Cafeteria
11	2	Grill Pans	Cafeteria
12	2	Cold Rooms	Cafeteria
13	3	Double Zinc	Cafeteria
14	2	Pre Heat Ovens	Cafeteria
15	1	Quick Cook Perol	Cafeteria
16	2	85 Gal Water Heater	Cafeteria, Production Restroom
17	1	Tarja de lavado de tres tinas	Cafeteria
18	1	Dish Washer	Cafeteria
19	1	Temperature Controlled Dish Washer	Cafeteria
20	2	Air Curtains	Cafeteria
21	1	Monitoring System for 32 cameras, only 7 are connected	Security Room
22	1	Access System with WinPack	Security Room
23	5	camillas	Seguridad
24	3	Electric Water dispensers	Plant
25	1	Dover Elevator	Reception	Model: EP06020 SN: EL2501
26	1	Evacuation System	Plant	As shown in photos
27	2	Measurement Equipment	Maintenance	Ardata Multimiter Model:M07134 APC, Airborne Particle Counter Model:94200S, SN: C0904-13330/
28	2	Cubicles Set	Maintenance & Training Room	As shown in photos
29	5	Manual Docks	warehouse	As shown in photos
30	1	Warehouse Electric Dock	Warehouse	As shown in photos
31	30	Cubicles	Administrative Areas
32	12	Ofices with Cucibles	Admon, Warehouse, Maintenance
34	1	Compressor IR	Compressor Room	As shown in photos with electric power connection
35	1	Oil Separator System	Compressor Room	As shown in photos
36	1	IR Dryer	Compressor Room	As shown in photos
37	1	Compressor Filters	Compressor Room	As shown in photos
38	1	Compressed Room tank	Compressor Room	As shown in photos
39	1	Compressed Room monitoring system	Compressor Room	As shown in photos
40	1	DI/RO System	DI Room	As shown in photos

41	1	Potable Water Treatment	Potable Water treatment Room	As shown in photos
42	1	Evacuation System	Plant	As shown in photos. Including Alarms, warning light and strobes
43	2	Electric Rooms	Plant	As shown in photos (TD1, TD2, TD3 & TD4)
44	2	Power Generators	Plant	SN LM-233536-0899 & LM-233627-0899
45	1	Chiller	HVAC Room	Model 19XR
46	1	Fire System	Plant	As shown in photos, including hoses, water flow monitoring systems
47	1	Reception Furniture	Reception	As shown in photos
48	Several	Restrooms	Reception, Offices, Production,	containing toilets, sinks, faucets, accessories as shown in photos
49	1	Set of fire extinguishers	All building	as shown in photos
50	Several	Electrical Panels	Plant	Wired with breakers as shown in photos and electric diagrams
51	1	Clean Room	Manufacturing Areas	With HEPA filters, fume/air extraction system, lexfil walls, hunter ceiling and portafab walls as shown in photos
52	1	Set of HVAC Equipment	HVAC Room	Containing pumps, dosing pumps, cooling towers with recirculation pumps, electric control system, VFDs, etc as shown in photos
53	55	AHUs	Roof & Production Area	Complete units with motors, belts, control system and valves
54	1	AHUs	Roof	Missing motor and disassembled
55	15	MAUs	Roof	Complete units with motors, belts, control system and valves
56	3	Mini Split	Roof	As shown in photos
57	1	Evaporative Cooler	Roof	As shown in photos
58	8	UP (Package Units)	Roof and racketball rooms	As shown in photos
59	4	Cooling tower	Roof	As shown in photos
60	14	Exhaust units	Roof	As shown in photos
61	1	10,000 Kva Substation	Outside	As shown in photos

Exhibit “I” of the Conditional Purchase and Sales Agreement

Exhibit “I”

Draft Deed Transferring Title.

PUBLIC INSTRUMENT NUMBER _____ (______________________________ )

VOLUME ____ (_________________________ )

In Ciudad Juarez, State of Chihuahua, United Mexican States, on ___________, 2011, before me, Mr. ________________, Notary Public Number __________, in and for this Bravos Judicial District (Ciudad Juarez), appear Lexmark Internacional, S.A. de C.V. (henceforth “Seller”) herein represented by ________ in his/her capacity as Attorney in Fact and Aligntech de Mexico, S. de R.L. de C.V., represented herein by Mr. __________ in his/her capacity as Attorney in Fact (henceforth “Buyer”), to execute a Real Estate Purchase and Sale Agreement, pursuant to the following recitals and clauses:

RECITALS:

FIRST. Seller hereby, through its Attorney in Fact, states that:

(a)	It is the owner in absolute fee simple of: (A) a certain tract of land identified as Tract of Land number 3 (three) in Block “A” (letter A) of the Salvarcar Industrial Park of the City of Juarez, State of Chihuahua, United Mexican States with a total surface area of 22,114.5852 square meters (twenty-two thousand one hundred fourteen square meters, five thousand, eight hundred fifty-two square tenths of millimeters) (approximately 238,039.18 square feet) (henceforth, “Tract of Land number 3”) with the following metes and bounds: from point one to point two, bearing SE 39°37’36” with a distance of ninety-eight meters, two hundred one tenths of a millimeter (98.0201 m); from that point two to point three, a radius of fifty-one meters, fifty centimeters (51.50 m), an angle bearing SE 49°01’29”, curve of sixteen meters, eight thousand eight hundred ninety-two tenths of a millimeter (16.8892 m), the prior two metes bound with Circuito Interior; from that point three to point four, a radius of sixteen meters, eighty-one centimeters (16.81 m), an angle bearing NW 87°38’10”, a curve of sixteen meters, four thousand eighty-five tenths of a millimeter (16.4085 m), and a curved line of seventeen meters, one thousand four hundred sixteen tenths of a millimeter (17.1416 m), bounds with the corner of Circuito Interior and Libramiento Aeropuerto; from that point four to point five, a radius of fifty-one meters, fifty centimeters (51.50 m), an angle bearing NE 53°45’10”, a curve of sixteen meters, eight thousand one hundred ninety-two tenths of a millimeter (16.8192 m) and a curved line of sixteen meters, eight thousand nine hundred forty-nine tenths of a millimeter (16.8949 m); from this point five to point six, bearing NE 47°13’02”, with a distance of ten meters, one hundred twenty-five tenths of a millimeter (10.0125 m); from this point six to point seven, bearing NE 44°21’17”, with a distance of fifty-two meters, seventy-five tenths of a millimeter (52.0075 m); from this point seven to point eight, a radius of sixty-two meters, fifty centimeters (62.50 m), angle bearing NE 47°12’36”, a curve of six meters, two thousand two hundred sixty-seven tenths of a millimeter (6.2267 m) and a curved line of six meters, two thousand two hundred ninety-three tenths of a millimeter (6.2293 m); from this point eight to point nine, bearing NE 50°03’55”, with a distance of twenty-nine meters, one thousand eight hundred ninety-five tenths of a millimeter (29.1895 m); from this point nine to point ten, a radius of fifty-seven meters, fifty centimeters (57.50 m), an angle bearing NE 47°12’36”, curve of

Exhibit “I” of the Conditional Purchase and Sales Agreement

five meters, seven thousand two hundred eighty-six tenths of a millimeters (5.7286 m) and a curved line of five meters, seven thousand three hundred nine tenths of a millimeter (5.7309 m); from this point ten to point eleven, bearing NE 44°21’17”, with a distance of forty-two meters, four hundred twenty-three tenths of a millimeter (42.0423 m), the prior metes bound with Libramiento Aeropuerto; from this point eleven to point twelve, bearing NW 45°38’43”, with a distance of one hundred thirty-three meters, two thousand one hundred nineteen tenths of a millimeter (133.2119 m) bounds with tract of land number one; from this point twelve to the starting point one to close the figure, bearing SW 44°21’17”, with a distance of one hundred sixty-three meters, three thousand one hundred ninety-six tenths of a millimeter (163.3196 m), bounds with tract of land number four, of which a blue print is attached as Exhibit “ONE”; and (B) a certain tract of land identified as Tract of Land number 4 (four) in Block “A” (letter A) of the Salvarcar Industrial Park of Ciudad Juarez, State of Chihuahua, United Mexican States with a total surface area of 19,170.4567 square meters (nineteen thousand one hundred seventy square meters, four thousand five hundred sixty-seven square tenths of millimeters) (approximately 206,348.88 square feet) (henceforth, “Tract of Land number 4”) with the following metes and bounds: from point one to point two, bearing SE 39°37’36” with a distance of one hundred twenty-two meters, eight thousand seven hundred seventy-three tenths of a millimeter (122.8773 m), bounds with Circuito Interior; from point two to point three, bearing NE 44°21’17” with a distance of one hundred sixty-three meters, three thousand one hundred ninety-six tenths of a millimeter (163.3196 m), bounds with Tract of Land number 3; from point three to point four, bearing NW 45°38’43” with a distance of one hundred twenty-two meters, twenty centimeters (122.20 m), bounds with tract of land number two; from point four to point one to close the figure, bearing SW 44°21’17” with a distance of one hundred fifty meters, four thousand three hundred fifty-eight tenths of a millimeter (150.4358 m), bounds with tract of land number six, of which a blue print is attached as Exhibit “TWO” (Tract of Land number 3 and Tract of Land number 4 will be henceforth collectively referred to as the “Land”); and (C) an industrial building thereon constructed with a total surface area of approximately 13,599.42 square meters (thirteen thousand five hundred ninety-nine square meters, forty-two square centimeters) (approximately 146,383 square feet) (henceforth, the “Building”), more particularly described in Exhibit “THREE” attached and by this reference made a part hereof, located at Blvd. Independencia 1951, Parque Industrial Salvacar, in Ciudad Juarez, State of Chihuahua, United Mexican States. Tract of Land number 3, Tract of Land number 4, the Building and all other appurtenance thereto, together with all and singular rights, title, interests, benefits, privileges, easements, tenements and appurtenances thereunto, belonging or appertaining thereto; and rights, easements and other interests, if any, in and to adjacent streets, alleys and rights-of-way, development rights or other property abutting such real properties, water and sewer taps, riparian, sanitary or storm sewer capacity or reservations and rights under utility agreements with any entities or agencies with respect to the providing of utility services to such real properties, all the buildings and other improvements, if any (including infrastructure and utilities) erected on the Land, including the Building, all rights, title and interest including warranties, guaranties, bonds regarding those fixtures, machinery, equipment, furnitures and cubicles, clean rooms and articles of personal property and permanent improvements in the nature of personal property attached, located in, or appurtenant to the Land and its improvements, including, but not limited to, the property described on Exhibit “FOUR” (collectively, the “Personal Property”). All of the property, rights, and interests described in this paragraph are hereinafter referred to collectively as the “Property”;

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Exhibit “I” of the Conditional Purchase and Sales Agreement

(b)	It acquired the Property through Public Deed number 5,838, dated June 25, 1999, from the records of Notary Public number 18 in and for Ciudad Juarez, State of Chihuahua, United Mexican States, recorded with the Public Registry with respect to Tract of Land No. 3 under Entry number 59, Page 61, Book 2722, in the First Section of the Public Registry of Property of Bravos District, in Ciudad Juarez, State of Chihuahua, dated 30 September, 1999 and with respect to Tract of Land No. 4 under Entry number 60, Page 62, Book 2722, in the First Section of the Public Registry of Property of Bravos District, in Ciudad Juarez, State of Chihuahua, dated 30 September, 1999;

(c)	Up to this date the Property is free of liens, liability, encumbrances, encroachments or limitations of domain, expropriation, easements, leases and rights or options of use, occupancy or purchase (collectively referred to as “Liens”) as evidenced in the certificate(s) of lack of liens issued by the Public Registry for Bravos District, State of Chihuahua, same which are attached to this Instrument as Exhibits “FIVE” and “SIX”;

(d)	It has paid all due property taxes related to the Property, as evidenced by the receipts issued by Juarez Cadastral Office on _________, copy of which is attached to this Instrument as Exhibit “SEVEN”;

(e)	The Property is suitable to be used for industrial purposes, as evidenced in the Zoning Certificate (Constancia de Zonificacion) issued by the Urban Development Office, copy of which is attached to this Instrument as Exhibit “EIGHT” and the Property and use thereof does not violate any governmental law or regulation;

(f)	The Property has all utility lines available in its perimeter and has been used for industrial purposes and has access to drinking water, sanitary sewer, and electricity lines;

(g)	The Property has not been delivered in possession, leasing, use or usufruct to any person, therefore the title of property, domain, use and derivative and absolute peaceful possession of the Property is hereby fully transferred in favor of Buyer;

(h)	The Property is free of any type and kind of Hazardous Materials on, under or above the Property affecting the surface, subsurface, soil and ground water in violation of Environmental Laws;

(i)	The Property is in compliance with all applicable laws, except for failures to comply, if any, which have been remedied, and that it has not entered into any commitments or agreements with any governmental authorities or agencies affecting the Property that are not a matter of public record at the Public Registry;

(j)	There are no contracts or agreements regarding any of the Property other than those that Seller has disclosed to Buyer;

(k)	To the best of their knowledge, there is no pending procedure, suit or expropriation, arbitrations, claims, attachments, assignments for the benefit of creditors, threatened litigation, eminent domain, or condemnation or any similar proceeding affecting the Property or any portion thereof;

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Exhibit “I” of the Conditional Purchase and Sales Agreement

(I)	To the best of Seller’s knowledge, neither Seller nor the Property are in violation or non-compliance with any restriction or covenant affecting the Property;

(m)	Seller has no knowledge of any condition or fact that could have a material adverse effect on the Property or its value;

(n)	As of the date hereof and to the best of its knowledge, it is not prohibited to execute this Agreement by any law, regulation, agreement, deed, restriction, order or court decision;

(o)	Its Attorney in Fact has full authority and power to execute this Agreement on its behalf which authority has not been limited, suspended nor revoked in any manner whatsoever;

(p)	There is no agreement to which Seller is a party or, to Seller’s knowledge, binding on Seller, which is in conflict with this Agreement;

(q)	It has not entered into, and has no knowledge of, any agreement with or application to any governmental authority not mentioned herein with respect to any zoning modification, variance, exception, platting or other matter. Neither Seller nor the Property are in violation or non-compliance with any restriction or covenant affecting the Property;

(r)	It has not received any notice and has no knowledge of any pending liens, special assessments, condemnations, impositions or increases in assessed valuations to be made against the Property by any governmental authority;

(s)	Any obligation, debt, tax or charge arisen out of the Property before the execution hereof, even if notified after the date of execution hereof, shall be the sole responsibility of Seller;

(t)	To its best knowledge, there are no material defects in the Property, the roof is in good condition, and the Personal Property and the operating systems serving the Property are in good working order.

(u)	It desires to execute this Purchase and Sale Agreement with the Buyer in order to transfer the ownership of the Property free of any Lien and limitation of domain of any nature.

SECOND. Buyer, through its Attorney in fact, hereby states that:

(a)

It is a corporation duly incorporated and existing pursuant to the laws of Mexico, as evidenced in Public Deed number 7,136, Volume 336, from the records of Notary Public number 14 in and for Bravos Judicial District, Ciudad Juarez, State of Chihuahua, United Mexican States, and recorded in Public Registry for Bravos District, State of Chihuahua, on November 19th, 2008, under Electronic Entry number 24400*3;

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Exhibit “I” of the Conditional Purchase and Sales Agreement

(b)	Its Attorney in Fact has full authority and power to execute this Agreement on its behalf which authority has not been limited, suspended nor revoked in any manner whatsoever; and

(c)	It desires to enter into this Purchase and Sale Agreement with Seller in order to receive the ownership over the Property free of any lien, liability, encumbrance and limitation of domain.

THIRD. Both parties hereby state, through their respective Attorneys in Fact, that:

(a)	In the execution of this Agreement there has been no known error, bad faith, violence nor duress between them; and

(b)	They mutually acknowledge the authority with which each of their Attorneys in Fact appear to the execution hereof,

HAVING STATED THE ABOVE, the parties agree on the following:

CLAUSES:

FIRST. CONVEYANCE OF TITLE TO THE PROPERTY.

Seller hereby sells the Property to Buyer and Buyer hereby acquires from Seller, absolute fee simple title over the Property, free of Liens, and with adhesions appurtenant thereto either by law or in fact, in exchange for the purchase price set forth in Clause Second below, including specifically but no limited to, a building of approximately 13,599.42 (thirteen thousand five hundred ninety-nine square meters, forty-two square centimeters) (approximately 146,383 square feet) constructed on the Land, the electrical availability contracted by Seller for the Property fire protection sprinkler system and all existing offices currently located in the Building. The Land, improvements and all other appurtenance thereto, together with all and singular Seller’s rights, benefits, privileges, easements, tenements, and appurtenances thereunto, belonging or appertaining thereto, and Seller’s rights, easements and other interests, if any, in and to adjacent streets, alleys and rights-of-way, or other property abutting the Property, water and sweeper taps, sanitary or storm sewer capacity or reservations and rights under utility services to the Property.

SECOND. PRICE.

The price agreed between the parties for the purchase of the Property is Three Million Two Hundred Thousand 00/100 dollars, legal currency of the United States of America ($3,200,000) (henceforth, the “Purchase Price”), of which                                                       00/100 dollars, legal currency of the United States of America ($                    ) corresponds to the Land and                                          00/100 dollars, legal currency of the United States of America ($                    ) corresponds to the Building; therefore the transfer of the Building shall cause Value Added Tax (VAT) in the amount of                                               00/100 dollars, legal currency of the United States of America ($                    ) approximately, that the Seller hereby expressly transfers to the Buyer. Seller hereby expressly acknowledges receiving from Buyer the Purchase Price to its complete satisfaction hereby issuing the full and final release available under law.

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Exhibit “I” of the Conditional Purchase and Sales Agreement

THIRD. POSSESSION OF THE PROPERTY.

Seller hereby delivers legal and physical possession of the Property to Buyer. Buyer hereby receives legal and physical possession of the Property.

FOURTH. EVICTION.

Seller hereby guarantees clear title and possession to the Property in the event of eviction as set forth by the Civil Code for the State of Chihuahua.

FIFTH. ENVIRONMENTAL LIABILITY.

Seller agrees to indemnify, and hold Buyer, its successors, and assignees, harmless against claims, demands, administrative proceedings, fines, losses and damages, paid or incurred by Buyer, its successors or assignees, as a result of claims brought by third parties alleging any violations by Seller or its agents or contractors of Environmental Laws or the presence of any Hazardous Materials originating at the Property or at the adjoining property during the periods of Seller’s ownership thereof (collectively, the “Indemnified Losses”).

Seller hereby represents and warrants to Buyer that the Property is and shall be as of the date of execution hereof free of any type and kind of Hazardous Material as defined below, on, under or above the Property, affecting the surface and subsurface soil and ground-water in violation of Environmental Laws as defined below.

Seller shall be responsible for the remediation of any Hazardous Materials originating at the Property or at the adjoining property during the periods of Seller’s ownership thereof, which may be present prior to the date of execution hereof in violation of Environmental Laws as defined below.

“Hazardous Materials” for the purposes of this Agreement, shall be defined as any hazardous, toxic, or chemical substance, wastes or other regulated materials by the applicable Environmental Laws (as such concept is defined below) including but not limited to electrical equipment and equipment of any kind containing polychlorated biphenyls (“PCBs”), oils, lubricants and other type of oils or hydrocarbon, asbestos products, underground tanks, chemicals and other substances which are known to be hazardous to person, property or the natural resources as well as any other material or substance which composition or physical or chemical state may be corrosive, reactive, toxic, explosive, flammable or biologically infectious; as well as explosives, guns or any other type of movables and substances regulated by the Ministry of Defense (SEDENA).

“Environmental Laws” for the purpose of this Agreement shall be defined as any law, regulation, rule or order regarding environment, safety and health, which is currently in effect by any governmental authority authorized in Mexico, of either federal, state or local level including but not limited to, the Law of Ecological Equilibrium and Protection of the Environment, General Law for the Prevention and Integral Management Waste its Regulations and any applicable Mexican Official Standards (NOMs).

SIXTH. Eviction and hidden title defects. Upon execution hereof, Seller shall guarantee absolute fee simple title over the Property in the event of eviction pursuant to Article 2003 of the Civil Code for the State of Chihuahua.

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Exhibit “I” of the Conditional Purchase and Sales Agreement

The sale of the Property shall be conducted “AS IS,” “WHERE IS,” “WITH ALL FAULTS” and in its current condition.

Except for Seller’s warranty of title to the Property and any other express warranty or unless otherwise stated herein, Seller makes no other representations or warranties with respect to, and shall have no liability for: (1) the condition of the Property or any building, structure, or improvements thereon or the suitability, habitability, merchantability or fitness of the Property for Buyer’s intended use or for any use whatsoever; (2) compliance with any building, zoning or fire laws or regulations or with respect to the existence of or compliance with any required permits, if any, of any governmental agency; (3) the availability or adequacy of any water, sewer, or utility rights and (4) the accuracy of any plans and specifications, reports, or other materials provided to Buyer that were not prepared by Seller (provided, however, that Seller has disclosed in writing to Buyer any inaccuracies in such documents and materials that are known to Seller).

Buyer hereby waives any and all claims which Buyer has or may have against Seller with respect to the condition of the Property, except for breach by Seller of the representations, warranties or covenants under this Agreement or the negligence or willful misconduct of Seller or its agents.

Notwithstanding anything to the contrary herein, subsequent to the date of execution hereof, (i) the Purchase Price shall be the cap on Seller’s liability for breaching its representations and warranties under this Agreement and the same shall survive the execution hereof for a period of one (1) year; and (ii) Seller’s liability for breaching its indemnities under this Agreement shall not exceed the Purchase Price, and the same shall survive the execution hereof for a period of three (3) years

SEVENTH. TAXES, COSTS AND EXPENSES.

Seller shall pay the Income Tax derived from the transfer of the Property and Buyer shall pay all others taxes and expenses derived therefrom, including but not limited to Value Added Tax derived from the price of the Building, Transfer Tax, notary fees and recording charges. Notwithstanding any other provision hereof, each party will be responsible for its own expenses, and those of its agents, auditors, attorneys and consultants incurred in connection with this Agreement, except for brokerage fees which the parties hereby agree that same shall be paid by Seller in the following way: 3% (three percent) of the purchase price to Viva Real Estate Group, LLC and 3% (three percent) of the purchase price to Best White.

EIGHTH. APPLICABLE LAW AND JURISDICTION.

This Purchase and Sale Agreement shall be construed and enforced in accordance with the provisions of the Civil Code for the State of Chihuahua. For the interpretation, compliance and enforcement of the present instrument, the parties hereby submit themselves to the jurisdiction of the competent courts in and for Ciudad Juarez, State of Chihuahua, United Mexican States, expressly waiving any other venue that may correspond due to their present or future domicile or due to any other reason whatsoever.

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Exhibit “I” of the Conditional Purchase and Sales Agreement

NINTH. DOMICILES.

All notices, demands and requests required under this Agreement shall be in writing and shall be deemed as properly given if served personally or by registered or certified mail, return receipt request, addressed to Seller or Buyer as the case may be, at its respective address last designated by notice to the other party for that purposes. Until Buyer and Seller shall designate other addresses, their addresses shall be as follows:

Seller:	Lexmark Internacional, S.A. de C.V.
740 West New Circle Road
Lexington, KY 40550
United States of America
Attention: William S. Davis

Buyer:	Aligntech de Mexico, S. de R.L. de C.V.
C/o Align Technology, Inc.
2560 Orchard Parkway
San Jose, CA 95050
United States of America
Attention: Mr. Roger E. George

TENTH. HEADINGS.

The Clauses and paragraph headings of this Agreement are for convenience only and in no way limit or enlarge the scope or meaning, construction or interpretation of the language hereof.

NOTARIAL RATIFICATION

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Exhibit J

CHECKLIST OF INFORMATION AND DOCUMENTS FOR ALIGN’S DUE DILLIGENCE

1	Copy of Powers of Attorney of Lexmark’s legal representative
2	Deed
3	Profepa’s closure document (environmental certificate)
4	Copy of current Property Tax payment receipts or Certificates of Indebtedness duly issued by the local cadastral office
5	Updated certificate of Lack of Liens issued by the Public Registry of Property
6	Copy of Zoning Certificate
7	Copy of all Municipal Construction Permits *
8	Copy of Municipal Occupancy/Acceptance Certificate(s) * or Copy of Notice of Construction given to Cadastral Office
9	Copies of all Construction Blueprints *
10	Copy of approvals granted by the Water Board (if any) in regards to the water and sewer services *
11	Industrial Park’s rules and covenants or Letter specifying there isn’t any
14	Maintenance Service Contracts or Contacts (trash, security, etc)
15	Environmental Permits
16	All documents related to the rights of use of the Water Tower

*	Lexmark will provide requested documents only if they find those in their files.